UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------
                                   FORM N-CSR
                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-08572

                               BISHOP STREET FUNDS
               (Exact name of registrant as specified in charter)

                                    --------


                               101 Federal Street
                                Boston, MA 02110
                    (Address of principal executive offices)

                                 SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-262-9565

                   DATE OF FISCAL YEAR END: DECEMBER 31, 2007

                   DATE OF REPORTING PERIOD: DECEMBER 31, 2007


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ITEM 1.    REPORTS TO STOCKHOLDERS.

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                                        BISHOP STREET
                                            FUNDS

                                        ANNUAL REPORT
                                        DECEMBER 31, 2007

                                        STRATEGIC GROWTH FUND
                                        LARGE CAP CORE EQUITY FUND
         [GRAPHIC OMITTED]              HIGH GRADE INCOME FUND
                                        HAWAII MUNICIPAL BOND FUND
                                        MONEY MARKET FUND
                                        TREASURY MONEY MARKET FUND

                                        INVESTMENT ADVISER
                                        BISHOP STREET
                                        CAPITAL MANAGEMENT

                                        [BISHOP STREET FUNDS LOGO]

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The  Funds  file  their  complete  schedules  of  portfolio  holdings  with  the
Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The
Funds'   Forms   N-Q   are   available   on   the   Commission's    website   at
http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge, by calling 1-800-262-9565 or by visiting the Commission's website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, by calling 1-800-262-9565 or by visiting the Funds' website at http://www.bishopstreetfunds.com or the website of the Securities and Exchange Commission.

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                                  BISHOP STREET
                                TABLE OF CONTENTS
                                      FUNDS
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LETTER TO SHAREHOLDERS ..................................................     2
INVESTMENT ADVISER'S REPORT .............................................     5
STRATEGIC GROWTH FUND
   Management Discussion ................................................     7
   Schedule of Investments ..............................................    11
LARGE CAP CORE EQUITY FUND
   Management Discussion ................................................    14
   Schedule of Investments ..............................................    18
HIGH GRADE INCOME FUND
   Management Discussion ................................................    24
   Schedule of Investments ..............................................    26
HAWAII MUNICIPAL BOND FUND
   Management Discussion ................................................    34
   Schedule of Investments ..............................................    36
MONEY MARKET & TREASURY MONEY MARKET FUNDS
   Management Discussion ................................................    45
   Schedule of Investments ..............................................    47

STATEMENTS OF ASSETS AND LIABILITIES ....................................    51
STATEMENTS OF OPERATIONS ................................................    53
STATEMENTS OF CHANGES IN NET ASSETS .....................................    55
FINANCIAL HIGHLIGHTS ....................................................    58
NOTES TO FINANCIAL STATEMENTS ...........................................    62
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .................    73
DISCLOSURE OF FUND EXPENSES .............................................    74
NOTICE TO SHAREHOLDERS ..................................................    76
BOARD OF TRUSTEES AND OFFICERS ..........................................    78


                                        1

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                                  BISHOP STREET
                             LETTER TO SHAREHOLDERS
                                      FUNDS
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[PHOTO OMITTED]

Dear Shareholder:

After years of relative calm and stability in the financial markets, volatility soared as distress in the U.S. sub-prime mortgage market set off a global credit and liquidity crisis not witnessed in years. The magnitude of the damage has not yet been fully determined but one thing is clear. Uncertainty about future economic growth both here and abroad has severely crippled investor confidence. Despite rapid and successive central bank moves, investor confidence remains fragile and risk premiums have ratcheted higher across the world's financial markets.

U.S. economic activity is clearly slowing, hurt by a very weak housing market and there is now pressure on consumers to increase their savings base to offset the wealth destruction that has occurred in their real estate and financial portfolios. This undoubtedly will weigh heavily on consumer spending in 2008 and we are expecting the Federal Reserve (the "Fed") to respond with additional interest rate cuts in the months ahead. Our expectation is for a slowdown in the economy - not a recession, although that probability will increase if the Fed remains too cautious. The months ahead will be key as the story continues to unfold.

A WEAK FINISH FOR STOCKS

Despite the spike in volatility and uncertainty surrounding the credit markets, the U.S. stock market produced surprisingly strong results for the year even in the face of the significant correction in the second half of 2007. Ongoing problems with low-quality mortgage loans continued to rattle the markets and weighed heavily on investor confidence. Oil surged to record highs while the U.S. dollar dipped to record lows against all major currencies.

Stocks finished the year on a soft note with the S&P 500 Composite Index and the Dow Jones Industrial Average gaining just 5.49% and 8.87%,


Bishop Street Funds                     2

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respectively, after posting double-digit gains earlier. The NASDAQ Composite
Index finished up 10.5%, reflecting a resurgence in the information technology sector.

Meanwhile, international markets continued to outperform their domestic counterparts with the emerging markets faring particularly well followed by the European and Pacific regions. Japan was the exception. With the weak dollar, returns of most foreign equity markets remained attractive to U.S.-based investors.

BOND INVESTORS FLEE TO SAFETY

As troubles in the sub-prime credit markets rippled through the financial markets here and abroad, bond investors rushed to the relative safety of U.S. treasuries. The "flight to quality" drove Treasury yields lower and widened credit spreads for riskier bonds. As a result, the yield curve steepened dramatically as recession fears forced Federal Reserve Board actions. The central bank lowered the target for short-term interest rates by 100 basis points to 4.25% during 2007 in three separate moves. And after reaching a high of 5.30% in June, the yield on the 10-year Treasury note fell to a low of 3.84% on November, only to finish the year at 4.02%.

For 2007, the taxable bond market generated a return of 7.13% while tax-exempt municipal bonds earned just a 4.93% return. This sector, as most other non-Treasury spread sectors, did not benefit from the late year rally in Treasuries. The tax-exempt municipal bond yield curve steepened as well with short-term municipal yields falling while intermediate to long-term rates rose.

Money markets shared the spotlight, but for a different reason. The usually safe, liquid commercial paper markets came unglued as the sub-prime mortgage contagion continued to spread. As the flight to quality ensued, Treasury bill yields fell and finished the year at 3.31% after spending most of the first half of 2007 above 5%.


December 31, 2007                       3              www.bishopstreetfunds.com

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                                  BISHOP STREET
                             LETTER TO SHAREHOLDERS
                                      FUNDS
--------------------------------------------------------------------------------

DIVERSIFICATION IS THE KEY IN VOLATILE MARKETS

The sharp increase in stock and bond market volatility in recent months shocked many investors. While we at Bishop Street Capital Management have always encouraged our shareholders to take a long-term view and apply sound diversification principles across and within asset classes, these basic investment tenets became ever more important during the recent uncertain and turbulent environment.

Our Bishop Street Funds (the "Funds") are managed with these basic investment principles in mind. Our Funds offer excellent diversification among individual holdings and across sectors. But perhaps more importantly, our portfolio managers focus on managing each Fund in a consistent manner against their respective investment goals and objectives. And as we have advised our shareholders in the past, we believe that a balanced portfolio comprised of a combination of our Strategic Growth Fund, Large Cap Core Equity Fund, and other fixed income funds should serve as a building block of your carefully designed, balanced portfolio reflective of your investment goals, time horizon, and appetite for risk.

Thank you for investing with Bishop Street Capital Management. We appreciate your continued trust and confidence.

Sincerely,

/s/ Michael K. Hirai

Michael K. Hirai, CFA
President
January 15, 2008


Bishop Street Funds                     4

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                                  BISHOP STREET
                           INVESTMENT ADVISER'S REPORT
                                      FUNDS
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INVESTMENT ADVISER'S REPORT

The markets have reeled over the past several months amid growing signs that housing and credit market weakness was spilling out into the broader economy. Fourth quarter economic growth was just 0.6%, perilously close to recession territory. With weak data continuing to pour in during January, no one would be surprised if the economy slipped into a recession in 2008. In response, the Federal Reserve (the "Fed") is aggressively lowering short term interest rates, and it seems likely that Congress will also quickly enact a fiscal stimulus package. These policy moves provide hope that stronger growth will resume in the second half of the year.

There is more pain to come, however. The housing industry downturn has further to run, judging by the record level of unsold home inventories, which must be whittled down before a housing recovery can begin. Further, despite over $100 billion in write-downs of subprime mortgage-related securities, we have not yet worked through the follow-on effects of the credit binge that helped fuel the housing bubble. Now, despite lower treasury rates, credit has become much tighter for consumers and corporate borrowers alike.

Although housing is in a deep recession, home building is only about 5% of the economy. It is the vulnerability of consumer spending, about 70% of the economy, that most concerns the Fed and other economic forecasters. Month after month, year after year, the American consumer has not faltered. Even during the last recession in 2001, consumer spending never fell. Today, however, we are in uncharted territory, with record food and energy prices, a negative savings rate, and home prices falling nationally. We simply do not know how consumption will be affected in these circumstances. We do know that employment and personal income growth are crucial props to consumer


June 30, 2007                           5              www.bishopstreetfunds.com

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                                  BISHOP STREET
                           INVESTMENT ADVISER'S REPORT
                                      FUNDS
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spending. It is for this reason that the Fed is so intent on preventing a general and self-reinforcing loss of confidence in the economy. In these perilous times, it can not be overstated how important the Fed's actions will be to the outlook.

There are reasons for cautious optimism. The U.S. economy has been distinguished by its flexibility, innovation and productivity growth. Over the years our economy has proved its resilience time and again. Help in the form of accommodative monetary policy and fiscal stimulus is on the way. There is no capital stock or inventory overhang (outside of housing) that have presaged previous recessions. Although a "soft landing" is no longer in the cards, recession is by no means inevitable.

Looking ahead, the weakening economy seems to bode ill for the markets. But it is precisely in times such as these, when markets are most volatile, that investors with skill and nerve find opportunity. It also in times like these that a well-diversified portfolio proves its value. We believe investors would do well to keep these principles in mind during 2008.


Bishop Street Funds                     6

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                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS
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Strategic Growth Fund
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2007 saw a dramatic slowdown of the U.S. economy, which was very strong in the first half, until developments of the "sub-prime crisis" undermined confidence and spending.

The market started 2007 amid widespread expectations that economic expansion had reached the end of its cycle. This belief, initially based on the expected impact of the weakness in the housing sector, was supported by a gradual deterioration in various indicators, such as the ISM indices and manufacturing payrolls. The relatively vague guidance issued by company managers in that period also contributed to the sentiment of uncertainty.

The slowdown however proved to be short-lived. In the absence of any other inflationary trend, the U.S. economy showed a remarkable resilience despite high energy prices. While officially maintaining a rather cautious stance, business leaders kept investment and employment at reasonably high levels which, in turn, had a favorable impact on consumer confidence and retails sales. As we had expected, GDP growth was quite strong in both the second and the third quarter.

The crisis which developed during summer however derailed this favorable trend. Starting from a slight rise in mortgage default rates among sub-prime borrowers, the problem developed into a serious confidence crisis throughout the financial sector. Large banking groups were led to report huge losses whose direct and indirect consequences spiraled into a sharp slowdown of the economy.

Thanks to a good stock picking and a swift adjustment to the new economic outlook, our portfolio outperformed in both periods of the year, and finished 2007 well ahead of the S&P 500 Composite Index.


December 31, 2007                       7              www.bishopstreetfunds.com

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                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS
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Given our strong belief that the U.S. economy would prove to be much more resilient than anticipated by most investors, and that many growth companies would benefit from the anticipated stabilization in interest rates, we started the year with a significant exposure to economically-sensitive stocks. The relatively defensive contribution of our continuing overweight in healthcare was far from offsetting the exposure resulting from our many stock picks in consumer discretionary, investment banking and technology, as well as our underweight in consumer staples.

The cautious guidance issued by retailers later caused us to resell several store chains and select slightly less exposed companies in services and other areas. Thanks to a good stock picking and a relatively swift reaction to the first loss announcements, we also managed to reduce our significant exposure to investment banks without incurring excessive damages. If our bets on technology and healthcare were maintained, we finished the year with a substantially lower risk on consumer stocks and finance.

Thanks to this rapid adjustment to a fast-changing environment, we managed to perform well in both parts of the year. As often, stock selection was the main driver behind this result. The variety of sectors represented among the top contributors to our strong out performance illustrates this situation: these belonged to categories as diverse as healthcare (Express Scripts, Aetna, Gilead Sciences), technology (MEMC Electronic Materials, Google, Nvidia, Western Digital), engineering (McDermott International), agricultural products (Monsanto), or consumer services (Apollo Group, Hilton, McDonald's).

At the eve of 2008, we remain in a "wait and see" mode as regards the evolution of the economy. A slowdown is certain but the Federal Reserve's (the "Fed") efforts to fight it through interest rate cuts should limit its magnitude. Besides the risk of a higher inflation, driven by commodity prices, the question is how long it will take for confidence to return.


Bishop Street Funds                     8

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As illustrated by our current portfolio, where many of our recent decisions have resulted in a reduction of the largest sector spreads, it is difficult to take clear-cut active bets as long as market trends depend more on psychology than fundamentals.

We view the current situation as very uncertain, and feel particularly concerned about the evolution of employment. New jobless claims reported in the last few weeks reflect a gradual deterioration, which had not been the case so far. As explained several times in previous reports, confidence and employment were key in allowing us to maintain a relatively optimistic view about the economy's resilience. As long as employment was holding up well, we assumed that the decline in confidence indicators was overstating actual pessimism, under the influence of media reports.

The next few weeks will be key in helping us refine this analysis. More details will be released about the strength of consumer demand in the Holidays season, and will help us make a first opinion before retailers (whose fiscal year often ends on Jan 31) start pre-announcing their earnings.

Should the threat of a recession in the U.S. become more significant, the Fed's stance would be key for the market. Further interest rate cuts would be expected, but the central bank's leeway in this respect would depend on inflation, which has also given signs of a resumption lately.

This difficult environment may not necessarily be bad for equities but will certainly cause more volatility. As usual, a reliable stock selection focused on long term views, which are easier to predict than short term emotional factors, will be key to achieving a good performance. Our strategy has usually done reasonably well in this respect.


December 31, 2007                       9              www.bishopstreetfunds.com

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Strategic Growth Fund
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                             PERFORMANCE COMPARISON

   COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE STRATEGIC GROWTH FUND, CLASS I, VERSUS THE S&P 500/CITIGROUP GROWTH INDEX, THE S&P 500
     COMPOSITE INDEX, THE CONSUMER PRICE INDEX AND THE LIPPER MULTI CAP CORE
                                 CLASSIFICATION.

     [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE MATERIAL.]

         Strategic Growth  S&P 500/Citigroup      S&P 500       Consumer Price    Lipper Multi Cap
          Fund Class I#      Growth Index     Composite Index       Index       Core Classification++
7/1/02      $ 10,000           $ 10,000          $ 10,000         $ 10,000           $ 10,000
 12/02         8,639              9,398             9,166           10,056              8,908
  6/03        10,309             10,585            10,244           10,214             10,011
 12/03        11,928             11,943            11,795           10,246             11,641
  6/04        12,328             12,264            12,201           10,545             12,087
 12/04        13,077             12,775            13,078           10,580             13,036
  6/05        12,968             12,468            12,972           10,811             13,015
 12/05        14,585             12,921            13,719           10,938             13,932
  6/06        14,331             12,799            14,091           11,279             14,333
 12/06        16,011             14,343            15,886           11,218             15,837
  6/07        17,370             15,280            16,992           11,583             17,101
 12/07        17,629             15,653            16,759           11,676             16,846

           PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

 # Account value if you reinvested income and capital gains.
++ Performance begins on June 30, 2002.


                      AVERAGE ANNUAL TOTAL RETURNS+
                    ---------------------------------
                      ONE    ANNUALIZED   ANNUALIZED
                     YEAR      3 YEAR      INCEPTION
                    RETURN     RETURN      TO DATE
                    ---------------------------------
                    10.10%     10.46%       10.87%     Class I*
                    ---------------------------------

* Commenced operations on 07/01/02.

+ Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.


Bishop Street Funds                    10

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Strategic Growth Fund
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                                TOP TEN EQUITY HOLDINGS+

         -----------------------------------------------------------------------
                                                                   Percentage of
                                                                    Investments
         -----------------------------------------------------------------------
          1.  GameStop, Cl A                                           2.1%
         -----------------------------------------------------------------------
          2.  Intuit                                                   2.1%
         -----------------------------------------------------------------------
          3.  Suncor Energy                                            2.1%
         -----------------------------------------------------------------------
          4.  Thermo Fisher Scientific                                 2.1%
         -----------------------------------------------------------------------
          5.  Accenture Ltd., Cl A                                     2.1%
         -----------------------------------------------------------------------
          6.  Allegheny Technologies                                   2.1%
         -----------------------------------------------------------------------
          7.  Akamai Technologies                                      2.0%
         -----------------------------------------------------------------------
          8.  Coach                                                    2.0%
         -----------------------------------------------------------------------
          9.  McDermott International                                  2.0%
         -----------------------------------------------------------------------
         10. Express Scripts                                           2.0%
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)+

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 25.2% Information Technology
 17.3% Health Care
 16.9% Financials
 13.6% Industrials
  9.7% Consumer Discretionary
  6.0% Energy
  4.0% Materials
  3.9% Consumer Staples
  3.4% Short-Term Investments
--------------------------------------------------------------------------------

+ PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

                             SCHEDULE OF INVESTMENTS

                                                                        Market
                                                                         Value
     Shares                                                              (000)
     ------                                                            --------
                  COMMON STOCK -- 98.1%++
CONSUMER DISCRETIONARY -- 9.9%
     32,500   Apollo Group, Cl A*                                      $  2,280
     85,700   Coach*                                                      2,621
     44,300   GameStop, Cl A*                                             2,752
     43,700   McDonald's                                                  2,574
     95,640   Wyndham Worldwide                                           2,253
                                                                       --------
                                                                         12,480
                                                                       --------
CONSUMER STAPLES -- 4.0%
     62,813   CVS                                                         2,497


December 31, 2007                      11              www.bishopstreetfunds.com

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Strategic Growth Fund
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                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

                                                                        Market
                                                                         Value
     Shares                                                              (000)
     ------                                                            --------
CONSUMER STAPLES -- (CONTINUED)
     56,300   Hansen Natural*                                          $  2,493
                                                                       --------
                                                                          4,990
                                                                       --------
ENERGY -- 6.1%
     33,600   National Oilwell Varco*                                     2,468
     24,600   Suncor Energy                                               2,675
     17,821   Transocean                                                  2,551
                                                                       --------
                                                                          7,694
                                                                       --------

FINANCIALS -- 17.1%
     20,400   Affiliated Managers Group*                                  2,396
     40,000   American International Group                                2,332
     23,000   Everest Re Group Ltd.                                       2,309
     19,400   Franklin Resources                                          2,220
     11,300   Goldman Sachs Group                                         2,430
     52,300   JPMorgan Chase                                              2,283
     52,600   Nasdaq Stock Market*                                        2,603
     18,600   Nymex Holdings                                              2,485
     31,900   State Street                                                2,591
                                                                       --------
                                                                         21,649
                                                                       --------

HEALTH CARE -- 17.5%
     40,600   Aetna                                                       2,344
     43,200   Baxter International                                        2,508
     48,000   Cigna                                                       2,579
     35,700   Express Scripts*                                            2,606
     34,000   Genzyme*                                                    2,531
     50,800   Gilead Sciences*                                            2,337
     82,100   ScheringPlough                                              2,187
     46,200   Thermo Fisher Scientific*                                   2,665
     41,000   UnitedHealth Group                                          2,386
                                                                       --------
                                                                         22,143
                                                                       --------

INDUSTRIALS -- 13.8%
     28,300   Danaher                                                     2,483
     24,200   Lockheed Martin                                             2,547
     45,600   Manpower                                                    2,595
     44,300   McDermott International*                                    2,615
     16,100   Precision Castparts                                         2,233
     32,200   United Technologies                                         2,465
     29,000   W.W. Grainger                                               2,538
                                                                       --------
                                                                         17,476
                                                                       --------


Bishop Street Funds                    12

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Strategic Growth Fund
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                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

                                                                        Market
                                                                         Value
     Shares                                                              (000)
     ------                                                            --------
INFORMATION TECHNOLOGY -- 25.6%
     73,400   Accenture Ltd., Cl A                                     $  2,645
     75,900   Akamai Technologies*                                        2,626
     84,700   Cisco Systems*                                              2,293
      3,400   Google, Cl A*                                               2,351
     46,700   HewlettPackard                                              2,357
     85,000   Intuit*                                                     2,687
     27,500   MEMC Electronic Materials*                                  2,433
     68,300   Microsoft                                                   2,432
     76,200   Nvidia*                                                     2,592
    110,100   Oracle*                                                     2,486
     63,700   Qualcomm                                                    2,507
    120,400   Red Hat*                                                    2,509
     80,600   Western Digital*                                            2,435
                                                                       --------
                                                                         32,353
                                                                       --------

MATERIALS -- 4.1%
     30,500   Allegheny Technologies                                      2,635
     23,000   Monsanto                                                    2,568
                                                                       --------
                                                                          5,203
                                                                       --------
TOTAL COMMON STOCK (Cost $102,085)                                      123,988
                                                                       --------

                          CASH EQUIVALENTS (A) -- 3.4%

  2,168,647   Dreyfus Cash Management Fund, Institutional
                Shares, 4.740%                                            2,169
  2,168,647   Fidelity Institutional Money Market Portfolio,
                Institutional Shares, 4.870%                              2,169
                                                                       --------
TOTAL CASH EQUIVALENTS (Cost $4,338)                                      4,338
                                                                       --------
TOTAL INVESTMENTS (Cost $106,423) -- 101.5%                            $128,326
                                                                       ========

PERCENTAGES ARE BASED ON NET ASSETS OF $126,384 ($ THOUSANDS).

*     NON-INCOME PRODUCING SECURITY.

++ NARROW INDUSTRIES ARE UTILIZED FOR COMPLIANCE PURPOSES, WHEREAS BROAD SECTORS ARE UTILIZED FOR REPORTING.

(A)   THE RATE SHOWN REPRESENTS THE 7-DAY EFFECTIVE YIELD AS OF DECEMBER 31,
      2007.

CL -- CLASS
LTD. -- LIMITED

COST FIGURES ARE SHOWN IN THOUSANDS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


December 31, 2007                      13              www.bishopstreetfunds.com

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                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS
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Large Cap Core Equity Fund
--------------------------------------------------------------------------------

U.S. equities were mixed during the year. The first half of the year produced strong gains, led by private equity activity and continued strong earnings reports. Earnings significantly exceeded analysts' forecasts, but other economic news was considerably less rosy as sales of existing homes plunged due mainly to the fallout in the subprime sector. The Federal Reserve, (the "Fed") acknowledged that the troubled housing sector would take longer to recover than originally anticipated, while maintaining its prediction of moderate economic growth. Inflation pressures appeared to be waning, with the economy growing at a mediocre 0.7% during the first quarter. Bond yields rose and spreads widened based on expectations for continued moderate growth and anticipated weakening foreign demand for U.S. assets.

During the second half of the year, equities suffered as the fallout from the mortgage and credit markets continued to take its toll on companies both directly and indirectly related to these markets. The Fed cut interest rates three times during the six month period in an attempt to bolster the economy. While banks began aggressively taking write-offs and recapitalizing in light of the mortgage turmoil, the Fed coordinated with world banks to address the global credit crunch. The downturn in sub-prime housing engaged the interests of Washington, which implied that interest rate relief was just around the corner. Ultimately, we believe this was a positive development for the economy. However uncertainties regarding the health of the financial system continued to dominate equities despite what we believe were positive signs the market was recovering faster than anticipated.

After expenses, the Large Cap Core Equity Fund (the "Fund") returned 5.24% for the year versus 5.49% for the S&P 500 Composite Index. The Fund benefited from our exposures in agriculture, alternative energy, consumer


Bishop Street Funds                    14

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technology, and global industrials. These industries performed extremely well in
2007, as strong global growth continued to drive up demand on everything from food and energy to materials and capital equipment. However, our exposures in the mortgage and homebuilding markets suffered as fallout from sub-prime mortgage paper and the ensuing tightening of credit weighed on results for a handful of holdings.

We believe our approach to managing the Fund is a fairly conservative one with a focus on risk control. We maintain a very well diversified portfolio both in terms of the number of stocks held as well as the sector weights of the Fund. As of December 31, 2007, the Fund held about 120 stocks, with no position larger than 3% of the Fund. In addition, the portfolio sector allocation is very close to the sector allocation of the benchmark. This means that we did not take significantly larger positions relative to the benchmark, making judgments as to which sector will be the next "hot" sector. Only small over- and under-weights existed compared to the benchmark, with differences being less than 2.50% for any sector. The largest sector over-weight was information technology. The two largest sector under-weights were utilities and consumer staples.

Because the Fund's sector weights are intended to be similar to the benchmark, most value added (i.e. return value over the benchmark return) comes from the stock selection process. Ideally, we seek to invest in companies where market values are low relative to imputed valuations, there are good indications that the market values are likely to increase over time through efficiency gains and growth, and the companies have management teams with a proven track record.

Our stock selection process is evident in the characteristics of the Fund. Traditional measures of value such as the price-to-earnings ratio usually show a "value" bias relative to the benchmark, while the traditional measures of


December 31, 2007                      15              www.bishopstreetfunds.com

--------------------------------------------------------------------------------
                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS
--------------------------------------------------------------------------------

growth such as earnings growth tend to indicate a "growth" bias. As of December 31, 2007, the price-to-earnings measure on a 12-month trailing basis was 16.4 for the Fund versus 17.2 for the benchmark. This measure shows that overall we were able to find stocks that appear to be undervalued in the market while reflecting potentially superior growth characteristics.

In conclusion, our focus in managing the Fund always will be on selecting companies we believe have the attributes that indicate a superior chance of being successful investments and on seeking to control risk relative to the benchmark.


Bishop Street Funds                    16

Large Cap Core Equity Fund
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE LARGE CAP CORE EQUITY FUND, CLASS I, VERSUS THE S&P 500 COMPOSITE INDEX,
     THE CONSUMER PRICE INDEX AND THE LIPPER LARGE CAP CORE CLASSIFICATION.

     [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE MATERIAL.]

          Large Cap Core           S&P 500     Consumer Price    Lipper Large Cap
       Equity Fund, Class I#   Composite Index      Index     Core Classificiation++
5/1/06      $ 10,000              $ 10,000        $ 10,000         $ 10,000
  6/06         9,646                 9,766          10,071            9,661
 12/06        10,662                11,010          10,017           10,789
  6/07        11,486                11,776          10,342           11,563
 12/07        11,221                11,615          10,426           11,433

 # Account value if you reinvested income and capital gains.
++ Performance begins on April 30, 2006.


                          AVERAGE ANNUAL TOTAL RETURNS+
                          ----------------------------
                               ONE         ANNUALIZED
                               YEAR        INCEPTION
                              RETURN        TO DATE
                          ----------------------------
                               5.24%         7.17%      Class I*
                          ----------------------------

* Commenced operations on 05/03/06.

+ Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.


December 31, 2007                      17              www.bishopstreetfunds.com

Large Cap Core Equity Fund
--------------------------------------------------------------------------------

                                TOP TEN EQUITY HOLDINGS+

         -----------------------------------------------------------------------
                                                                   Percentage of
                                                                    Investments
         -----------------------------------------------------------------------
          1. Microsoft                                                 3.0%
         -----------------------------------------------------------------------
          2. JPMorgan Chase                                            2.2%
         -----------------------------------------------------------------------
          3. American International Group                              2.1%
         -----------------------------------------------------------------------
          4. Johnson & Johnson                                         2.1%
         -----------------------------------------------------------------------
          5. Cisco Systems                                             1.8%
         -----------------------------------------------------------------------
          6. Chevron                                                   1.8%
         -----------------------------------------------------------------------
          7. Apple                                                     1.8%
         -----------------------------------------------------------------------
          8. Procter & Gamble                                          1.8%
         -----------------------------------------------------------------------
          9. Google, Cl A                                              1.7%
         -----------------------------------------------------------------------
         10. Bank of America                                           1.6%
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)+

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

18.7% Information Technology
17.0% Financials
13.2% Health Care
12.9% Energy
11.6% Industrials
 9.3% Consumer Discretionary
 8.7% Consumer Staples
 3.5% Materials
 2.7% Telecommunications
 1.4% Utilities
 0.6% Short-Term Investments
 0.4% Exchange Traded Fund
--------------------------------------------------------------------------------

+ PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.  EXCLUDES SECURITIES  PURCHASED
  WITH CASH COLLATERAL RECEIVED FROM SECURITIES LENDING.

                             SCHEDULE OF INVESTMENTS

                                                                        Market
                                                                         Value
     Shares                                                              (000)
     ------                                                            --------
                              COMMON STOCK -- 99.0%

CONSUMER DISCRETIONARY -- 9.2%
     15,610   Best Buy (A)                                             $    822
      7,800   Carnival                                                      347
     10,610   Coach*                                                        324
     24,420   Comcast, Cl A*                                                446
      7,430   EchoStar Communications, Cl A*                                280
     20,900   Expedia*                                                      661
      3,400   Garmin(A)                                                     330
     10,770   Harman International Industries                               794


Bishop Street Funds                    18

Large Cap Core Equity Fund
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

                                                                        Market
                                                                         Value
     Shares                                                              (000)
     ------                                                            --------
CONSUMER DISCRETIONARY -- (CONTINUED)
     14,600   Hasbro                                                   $    373
      9,100   International Game Technology                                 400
      9,700   Kohl's*                                                       444
      5,605   Liberty Media Capital, Ser A*                                 653
     19,140   Lowe's                                                        433
      9,700   Omnicom Group                                                 461
     23,500   Pulte Homes (A)                                               248
     19,100   Staples                                                       441
     26,220   Time Warner                                                   433
     16,760   Viacom, Cl B*                                                 736
      7,990   Whirlpool                                                     652
                                                                       --------
                                                                          9,278
                                                                       --------
CONSUMER STAPLES -- 8.7%
     18,910   Altria Group                                                1,429
     26,590   Archer-Daniels-Midland                                      1,235
      5,100   Colgate-Palmolive                                             398
      9,050   Costco Wholesale                                              631
     16,010   PepsiCo                                                     1,215
     24,850   Procter & Gamble                                            1,824
     24,230   Walgreen                                                      923
     25,330   Wal-Mart Stores                                             1,204
                                                                       --------
                                                                          8,859
                                                                       --------
ENERGY -- 12.9%
     12,470   Apache                                                      1,341
      9,700   Canadian Natural Resources                                    709
     17,700   Chesapeake Energy                                             694
     20,160   Chevron                                                     1,882
     12,790   ConocoPhillips                                              1,129
     11,180   Devon Energy                                                  994
     30,700   El Paso                                                       529
     20,500   Halliburton                                                   777
     12,490   Marathon Oil                                                  760
     10,620   National Oilwell Varco*                                       780
     11,700   Peabody Energy                                                721
      8,100   Suncor Energy                                                 881
     15,220   Valero Energy                                               1,066
     12,400   Weatherford International*                                    851
                                                                       --------
                                                                         13,114
                                                                       --------


December 31, 2007                      19              www.bishopstreetfunds.com

Large Cap Core Equity Fund
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

                                                                        Market
                                                                         Value
     Shares                                                              (000)
     ------                                                            --------
FINANCIALS -- 17.1%
     12,570   ACE                                                      $    777
      7,800   Allstate                                                      407
     36,870   American International Group                                2,150
     39,290   Bank of America                                             1,621
     11,160   Capital One Financial                                         527
     51,530   Citigroup                                                   1,517
      9,530   Franklin Resources                                          1,090
     27,220   Genworth Financial, Cl A                                      693
      3,550   Goldman Sachs Group                                           763
     10,170   Hartford Financial Services Group                             887
     16,600   Host Hotels & Resorts (A)+                                    283
     51,720   JPMorgan Chase                                              2,258
      7,530   Legg Mason                                                    551
      7,830   Lehman Brothers Holdings                                      512
      9,850   Merrill Lynch                                                 529
     19,220   Morgan Stanley                                              1,021
     14,540   Travelers                                                     782
     23,930   Wachovia                                                      910
                                                                       --------
                                                                         17,278
                                                                       --------
HEALTH CARE -- 13.2%
     11,500   Abbott Laboratories                                           646
      9,400   Allergan                                                      604
     11,200   Amgen*                                                        520
     13,580   Biogen Idec*                                                  773
      5,100   Celgene*                                                      236
     14,640   Coventry Health Care*                                         867
      5,100   Genentech*                                                    342
     10,690   Genzyme*                                                      796
      9,800   Gilead Sciences*                                              451
     32,010   Johnson & Johnson                                           2,135
      9,320   Laboratory Corp of America Holdings* (A)                      704
     18,600   Merck                                                       1,081
     22,250   Pfizer                                                        506
     26,860   Schering-Plough                                               715
     20,000   St. Jude Medical*                                             813
     19,370   UnitedHealth Group                                          1,127
     11,510   Wyeth                                                         508
      8,070   Zimmer Holdings*                                              534
                                                                       --------
                                                                         13,358
                                                                       --------


Bishop Street Funds                    20

Large Cap Core Equity Fund
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

                                                                        Market
                                                                         Value
     Shares                                                              (000)
     ------                                                            --------
INDUSTRIALS -- 11.6%
      8,600   Boeing                                                   $    752
      9,500   C.H. Robinson Worldwide                                       514
     11,320   Caterpillar                                                   821
     11,840   Danaher                                                     1,039
     17,120   Dover                                                         789
     15,120   General Dynamics                                            1,346
     21,700   General Electric                                              804
     16,850   Illinois Tool Works                                           902
     11,560   Ingersoll-Rand, Cl A                                          537
      8,330   L-3 Communications Holdings                                   883
     27,840   Norfolk Southern                                            1,404
     12,235   Parker Hannifin                                               921
      7,300   Precision Castparts                                         1,013
                                                                       --------
                                                                         11,725
                                                                       --------
INFORMATION TECHNOLOGY -- 18.7%
     17,120   Adobe Systems*                                                731
      9,340   Apple*                                                      1,850
      8,870   Autodesk*                                                     441
     16,300   Broadcom, Cl A*                                               426
     69,510   Cisco Systems*                                              1,882
     16,300   Citrix Systems*                                               620
     35,460   Corning                                                       851
      7,400   eBay*                                                         246
     12,340   Electronic Arts* (A)                                          721
     37,350   EMC*                                                          692
      2,490   Google, Cl A*                                               1,722
     38,200   Intel                                                       1,018
      7,920   International Business Machines                               856
      5,230   MEMC Electronic Materials*                                    463
     85,420   Microsoft                                                   3,041
     18,135   Nvidia*                                                       617
     45,840   Oracle*                                                     1,035
     16,480   SanDisk*                                                      547
     19,200   Sun Microsystems*                                             348
     25,550   Texas Instruments                                             853
                                                                       --------
                                                                         18,960
                                                                       --------
MATERIALS -- 3.5%
     17,290   Alcoa                                                         632
      6,690   Allegheny Technologies                                        578
      8,200   Dow Chemical                                                  323


December 31, 2007                      21              www.bishopstreetfunds.com

Large Cap Core Equity Fund
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

Shares/Face                                                             Market
  Amount                                                                Value
  (000)                                                                 (000)
-----------                                                            --------
MATERIALS -- (CONTINUED)
      7,660   Freeport-McMoRan Copper & Gold, Cl B                     $    785
     10,690   Teck Cominco Ltd., Cl B                                       382
      6,980   United States Steel                                           844
                                                                       --------
                                                                          3,544
                                                                       --------
TELECOMMUNICATION SERVICES -- 2.7%
     33,850   AT&T                                                        1,407
      9,300   NII Holdings*                                                 449
     20,420   Verizon Communications                                        892
                                                                       --------
                                                                          2,748
                                                                       --------
UTILITIES -- 1.4%
      3,800   Entergy                                                       455
     12,290   Exelon                                                      1,004
                                                                       --------
                                                                          1,459
                                                                       --------
TOTAL COMMON STOCK (Cost $94,702)                                       100,323
                                                                       --------
                            MASTER NOTES (C) -- 0.5%
       $305   Bear Stearns
              4.700%, 01/02/08                                              305
        204   JPMorgan Securities
              4.600%, 01/15/08                                              204
                                                                       --------
TOTAL MASTER NOTES (Cost $509)                                              509
                                                                       --------

                          EXCHANGE TRADED FUND -- 0.4%
      2,900   SPDR Trust, Ser 1                                             424
                                                                       --------
TOTAL EXCHANGE TRADED FUND (Cost $436)                                      424
                                                                       --------

                              BANK NOTE (C) -- 0.2%
        204   National City, 4.572%, 04/18/08                               204
                                                                       --------
TOTAL BANK NOTE (Cost $204)                                                 204
                                                                       --------

                        COMMERCIAL PAPER (C) (D) -- 0.1%
        102   Queens Health, 5.333%, 1/23/08                                100
                                                                       --------
TOTAL COMMERCIAL PAPER (Cost $100)                                          100
                                                                       --------


Bishop Street Funds                    22

Large Cap Core Equity Fund
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

Shares/Face                                                             Market
  Amount                                                                Value
  (000)                                                                 (000)
-----------                                                            --------
                          CASH EQUIVALENTS (B) -- 0.6%
    302,391   Dreyfus Cash Management Fund, Institutional Shares,
              4.740%                                                   $    302
    302,391   Fidelity Institutional Money Market Portfolio,
              Institutional Shares, 4.870%                                  302
                                                                       --------

TOTAL CASH EQUIVALENTS (Cost $604)                                          604
                                                                       --------

                        REPURCHASE AGREEMENT (C) -- 0.7%

       $656 Lehman Brothers 4.580%, dated 12/31/07, to be repurchased on 01/02/08, repurchase price $656,527
              (collateralized by a U.S. Government obligation, par value $792,529, 7.000%, 03/01/37, with a total market value of $669,586)

TOTAL REPURCHASE AGREEMENT (Cost $656)                                      656
                                                                       --------
TOTAL INVESTMENTS (Cost $97,211) -- 101.5%                             $102,820
                                                                       ========

PERCENTAGES ARE BASED ON NET ASSETS OF $101,342 ($ THOUSANDS).

*     NON-INCOME PRODUCING SECURITY.

(A) THIS SECURITY OR PORTION OF THIS SECURITY IS ON LOAN AT DECEMBER 31, 2007. THE TOTAL VALUE OF SECURITIES ON LOAN AT DECEMBER 31, 2007 WAS $1,410 ($ THOUSANDS).

(B)   THE RATE SHOWN REPRESENTS THE 7-DAY EFFECTIVE YIELD AS OF DECEMBER 31,
      2007.

(C) THESE SECURITIES WERE PURCHASED WITH CASH COLLATERAL RECEIVED FROM SECURITIES LENDING. THE TOTAL VALUE OF SUCH SECURITIES AS OF DECEMBER 31, 2007 WAS $1,469 ($ THOUSANDS).

(D) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONS. AT DECEMBER 31, 2007, THE VALUE OF THESE SECURITIES AMOUNTED TO $100 ($ THOUSANDS), REPRESENTING 0.1% OF NET ASSETS OF THE FUND.

+ -- REAL ESTATE INVESTMENT TRUST
CL -- CLASS
LTD. -- LIMITED
SER -- SERIES
SPDR -- STANDARD & POOR'S DEPOSITARY RECEIPTS
COST FIGURES ARE SHOWN IN THOUSANDS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


December 31, 2007                      23              www.bishopstreetfunds.com

--------------------------------------------------------------------------------
                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                     FUNDS
--------------------------------------------------------------------------------

High Grade Income Fund
--------------------------------------------------------------------------------

Interest rate volatility increased sharply in 2007 as the sub-prime mortgage meltdown turned into a full-blown global liquidity crisis. Investors hoping to side step the damage fled to the safety of the U.S. Treasury market, driving yields significantly lower and widening credit spreads on riskier bonds. As a result, the yield curve steepened dramatically as recession fears mounted forcing Federal Reserve Board action to lower its key interest rate target. The central bank moved quickly and decisively lowering the target rate by 100 basis points to 4.25% in three separate moves late in the year.

Treasury sector returns outpaced all other sectors for the year as the "flight to quality" trade prevailed. Treasury inflation protected securities (TIPS) outperformed with a return of 11.63% while broad taxable investment grade bond indices gained more than 7% for the year. As would be expected, the credit sector posted its worst performance on record as yield spreads gapped wider due in part to a poorly performing financial sector and increased uncertainty about the safety and soundness of the world's capital markets.

The High Grade Income Fund (The "Fund") returned 6.67% for the year compared to the 4.47% return and 7.25%, respectively, for the Fund's benchmarks - the Lipper Corporate Debt A-Rated Objective and the Lehman Brothers U.S. Government/Credit Index. The Fund's higher credit quality bias and its underweighting in the financial sector were positive contributors to performance but could not compensate for the underweighting in the Treasury sector.

Looking ahead, we expect volatility to persist until the financial industries problems are resolved. We will continue to focus on credit quality and strategic yield curve positioning as we navigate through the uncertain times ahead.


Bishop Street Funds                    24

High Grade Income Fund
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
        THE HIGH GRADE INCOME FUND, CLASS I, VERSUS THE LEHMAN BROTHERS
         U.S. GOVERNMENT/CREDIT INDEX, THE CONSUMER PRICE INDEX AND THE
                    LIPPER CORPORATE DEBT A-RATED OBJECTIVE.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                   Lehman Brothers
             High Grade Income     U.S. Government/     Consumer Price    Lipper Corporate Debt
              Fund, Class I#         Credit Index           Index          A-Rated Objective++
12/31/97        $ 10,000              $ 10,000            $ 10,000              $ 10,000
   12/98          10,909                10,947              10,161                10,743
   12/99          10,436                10,712              10,432                10,451
   12/00          11,505                11,980              10,784                11,483
   12/01          12,329                12,999              10,951                12,379
   12/02          13,752                14,432              11,214                13,452
   12/03          14,207                15,106              11,425                14,247
   12/04          14,691                15,739              11,797                14,860
   12/05          14,985                16,112              12,197                15,145
   12/06          15,429                16,719              12,509                15,736
   12/07          16,458                17,931              13,020                16,439

# Account value if you reinvested income and capital gains.

                       AVERAGE ANNUAL TOTAL RETURNS+
----------------------------------------------------------------------
  ONE      ANNUALIZED      ANNUALIZED      ANNUALIZED      ANNUALIZED
 YEAR        3 YEAR          5 YEAR          10 YEAR        INCEPTION
RETURN       RETURN          RETURN          RETURN          TO DATE
----------------------------------------------------------------------
 6.67%        3.86%           3.66%           5.11%           5.41%     Class I*
----------------------------------------------------------------------

* Commenced operations on 01/30/97.

+ Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.


December 31, 2007                      25              www.bishopstreetfunds.com

High Grade Income Fund
--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS+

--------------------------------------------------------------------------------
                                                                     Percentage
                                            Coupon     Maturity         of
                                             Rate        Date       Investments
--------------------------------------------------------------------------------
 1.  U.S. Treasury Bond                     7.250%     05/15/16         3.3%
--------------------------------------------------------------------------------
 2.  U.S. Treasury Bond                     7.500%     11/15/16         2.0%
--------------------------------------------------------------------------------
 3.  U.S. Treasury Bond                     6.250%     08/15/23         2.0%
--------------------------------------------------------------------------------
 4.  U.S. Treasury Bond                     4.500%     02/15/36         1.8%
--------------------------------------------------------------------------------
 5.  FNMA MTN                               7.250%     01/15/10         1.5%
--------------------------------------------------------------------------------
 6.  General Electric Capital MTN, Ser A    5.450%     01/15/13         1.4%
--------------------------------------------------------------------------------
 7.  FHLMC                                  5.125%     10/15/08         1.4%
--------------------------------------------------------------------------------
 8.  Bank of America                        4.875%     01/15/13         1.4%
--------------------------------------------------------------------------------
 9.  Abbott Laboratories                    5.600%     05/15/11         1.3%
--------------------------------------------------------------------------------
10. U.S. Treasury Bond                      6.375%     08/15/27         1.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)+

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

24.1% U.S. Government Agency Obligations
23.7% U.S. Treasury Obligations
11.1% Financials
 7.8% Consumer Discretionary
 5.6% Information Technology
 5.5% Energy
 5.5% Health Care
 3.4% Industrials
 2.8% U.S. Government Mortgage-Backed Obligations
 2.6% Short-Term Investments
 2.2% Utilities
 1.9% Consumer Staples
 1.9% Telecommunications
 1.2% Materials
 0.7% Asset-Backed Security
--------------------------------------------------------------------------------

+PERCENTAGES ARE BASED ON TOTAL INVESTMENTS. EXCLUDES SECURITIES PURCHASED
 WITH CASH COLLATERAL RECEIVED FROM SECURITIES LENDING.

                             SCHEDULE OF INVESTMENTS

   Face                                                                 Market
  Amount                                                                 Value
  (000)                                                                  (000)
-----------                                                            ---------
                         CORPORATE OBLIGATIONS -- 45.5%
AEROSPACE & DEFENSE -- 2.7%
              General Dynamics
    $ 1,000   4.500%, 08/15/10                                         $  1,007
              Rockwell Automation
      1,200   6.700%, 01/15/28                                            1,372
              United Technologies
      1,200   6.350%, 03/01/11                                            1,278
                                                                       --------
                                                                          3,657
                                                                       --------


Bishop Street Funds                    26

High Grade Income Fund
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

   Face                                                                 Market
  Amount                                                                 Value
  (000)                                                                  (000)
-----------                                                            --------
AUTO FINANCE -- 1.1%
              Toyota Motor Credit
    $ 1,500   5.450%, 05/18/11                                         $  1,562
                                                                       --------
AUTOMOTIVE -- 0.6%
              DaimlerChrysler NA Holding
        700   8.000%, 06/15/10                                              747
                                                                       --------
BANKS -- 3.4%
              Bank of America
      2,350   4.875%, 01/15/13                                            2,328
              BHP Billiton Finance
        850   5.250%, 12/15/15                                              823
              JPMorgan Chase
      1,400   5.875%, 06/13/16                                            1,410
                                                                       --------
                                                                          4,561
                                                                       --------
BROADCASTING & CABLE -- 1.8%
              TCI Communications
      1,200   7.875%, 08/01/13                                            1,315
              Turner Broadcasting System
        975   8.375%, 07/01/13                                            1,095
                                                                       --------
                                                                          2,410
                                                                       --------
COMPUTER HARDWARE -- 4.6%
              Cisco Systems
      1,400   5.500%, 02/22/16                                            1,424
              Dell
      1,325   6.550%, 04/15/08                                            1,330
              IBM
        500   4.250%, 09/15/09                                              503
      1,400   8.375%, 11/01/19                                            1,746
              Oracle (A)
      1,200   5.250%, 01/15/16                                            1,198
                                                                       --------
                                                                          6,201
                                                                       --------
FINANCIALS -- 5.7%
              Boeing Capital
      1,400   6.500%, 02/15/12                                            1,503
              CIT Group (A)
      1,350   5.000%, 11/24/08                                            1,336
              General Electric Capital MTN, Ser A (A)
      2,350   5.450%, 01/15/13                                            2,422
              Goldman Sachs Group
        650   6.600%, 01/15/12                                              688


December 31, 2007                      27              www.bishopstreetfunds.com

High Grade Income Fund
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

    Face                                                                Market
   Amount                                                                Value
   (000)                                                                 (000)
-----------                                                            --------
FINANCIALS -- (CONTINUED)
              Jefferies Group
    $   675   6.250%, 01/15/36                                         $    603
              Merrill Lynch MTN
      1,200   5.000%, 02/03/14                                            1,145
                                                                       --------
                                                                          7,697
                                                                       --------
FOOD & BEVERAGE -- 1.9%
              ConAgra Foods
      1,475   7.875%, 09/15/10                                            1,583
              General Mills
      1,000   6.000%, 02/15/12                                            1,026
                                                                       --------
                                                                          2,609
                                                                       --------
FOREIGN GOVERNMENTS -- 0.8%
              Republic of Italy
      1,000   5.375%, 06/12/17                                            1,060
                                                                       --------
GENERAL MERCHANDISE -- 1.2%
              Office Depot
        600   6.250%, 08/15/13                                              626
              Target
      1,000   6.350%, 01/15/11                                            1,048
                                                                       --------
                                                                          1,674
                                                                       --------
HEALTH CARE -- 1.2%
              Johnson & Johnson
      1,400   6.950%, 09/01/29                                            1,671
                                                                       --------
HEALTHCARE - DISTRIBUTION/SERVICES -- 0.8%
              Hillenbrand Industries
      1,125   4.500%, 06/15/09                                            1,134
                                                                       --------
HOUSEHOLD PRODUCTS -- 1.1%
              Procter & Gamble
      1,200   8.000%, 10/26/29                                            1,530
                                                                       --------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.4%
              Constellation Energy Group
        500   7.000%, 04/01/12                                              535
                                                                       --------
MEDIA -- 1.9%
              News America
      1,200   7.250%, 05/18/18                                            1,321
              Walt Disney MTN
      1,200   6.200%, 06/20/14                                            1,275
                                                                       --------
                                                                          2,596
                                                                       --------


Bishop Street Funds                    28

High Grade Income Fund
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

   Face                                                                 Market
  Amount                                                                 Value
  (000)                                                                  (000)
-----------                                                            --------
OIL & GAS - EQUIPMENT/SERVICES -- 1.0%
              Baker Hughes
    $ 1,400   6.000%, 02/15/09                                         $  1,418
                                                                       --------
OIL & GAS - EXPLORATION/PRODUCTION -- 1.8%
              Anadarko Petroleum
      1,250   7.200%, 03/15/29                                            1,346
              Occidental Petroleum
      1,000   6.750%, 01/15/12                                            1,082
                                                                       --------
                                                                          2,428
                                                                       --------
OIL & GAS - INTEGRATED -- 2.2%
              Atlantic Richfield
      1,385   9.125%, 03/01/11                                            1,569
              ConocoPhillips
      1,400   4.750%, 10/15/12                                            1,412
                                                                       --------
                                                                          2,981
                                                                       --------
PHARMACEUTICALS -- 3.3%
              Abbott Laboratories
      2,100   5.600%, 05/15/11                                            2,175
              Genentech
      1,200   4.750%, 07/15/15                                            1,181
              Teva Pharmaceutical Finance LLC
      1,200   5.550%, 02/01/16                                            1,185
                                                                       --------
                                                                          4,541
                                                                       --------
RETAIL - FOOD -- 1.1%
              McDonald's MTN
      1,400   6.000%, 04/15/11                                            1,480
                                                                       --------
SEMI-CONDUCTORS -- 0.9%
              Duke Energy (A)
      1,275   4.200%, 10/01/08                                            1,267
                                                                       --------
STEEL & STEEL WORKS -- 1.3%
              Nucor
      1,800   4.875%, 10/01/12                                            1,796
                                                                       --------
TELECOMMUNICATIONS -- 1.9%
              AT&T Wireless Services
      1,200   8.125%, 05/01/12                                            1,334
              Sprint Capital
      1,200   7.625%, 01/30/11                                            1,251
                                                                       --------
                                                                          2,585
                                                                       --------


December 31, 2007                      29              www.bishopstreetfunds.com

High Grade Income Fund
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

    Face                                                                Market
   Amount                                                                Value
   (000)                                                                 (000)
-----------                                                            --------
TRANSPORTATION SERVICES -- 0.6%
              FedEx
    $   800   7.250%, 02/15/11                                         $    852
                                                                       --------

UTILITIES -- 2.2%
              Dominion Resources
      1,350   4.125%, 02/15/08                                            1,348
              Hydro-Quebec
      1,325   7.500%, 04/01/16                                            1,583
                                                                       --------
                                                                          2,931
                                                                       --------

TOTAL CORPORATE OBLIGATIONS (Cost $61,796)                               61,923
                                                                       --------

                   U.S. GOVERNMENT AGENCY OBLIGATIONS -- 23.8%

              FHLB
      1,000   6.000%, 07/10/13                                            1,031
      1,000   3.875%, 07/24/09                                            1,003
              FHLB, Ser GH10
        200   6.875%, 08/13/10                                              216
              FHLB, Ser KU10
      1,300   4.750%, 08/13/10                                            1,337
              FHLB, Ser RH10
      1,750   3.875%, 02/12/10                                            1,761
              FHLMC
        875   8.250%, 06/01/16                                            1,094
      2,400   5.125%, 10/15/08                                            2,419
      1,000   5.000%, 01/30/14                                            1,046
      1,400   4.750%, 05/06/13                                            1,402
        500   4.625%, 08/15/08                                              501
      1,400   4.375%, 03/01/10                                            1,422
      1,100   4.000%, 06/12/13                                            1,099
              FHLMC MTN
      1,400   5.750%, 05/23/11                                            1,406
      1,400   5.500%, 02/22/13                                            1,401
      1,400   5.500%, 03/22/22                                            1,449
      1,000   5.400%, 01/11/12                                            1,000
      1,400   5.400%, 02/01/16                                            1,402
      1,000   5.000%, 10/27/14                                            1,050
        200   5.000%, 06/18/18 (B)                                          200
      1,800   4.250%, 05/22/13                                            1,821
      1,000   4.000%, 01/28/19                                            1,000
              FHLMC REMIC, Ser R010, Cl AB
      1,111   5.500%, 12/15/19                                            1,123


Bishop Street Funds                    30

High Grade Income Fund
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

    Face                                                                Market
   Amount                                                                Value
   (000)                                                                 (000)
-----------                                                            --------
                U.S. GOVERNMENT AGENCY OBLIGATIONS -- (CONTINUED)

              FNMA
    $   400   6.000%, 08/22/16                                         $    404
      1,400   5.650%, 04/10/13                                            1,406
        625   4.750%, 03/30/09 (B)                                          632
              FNMA MTN
      2,400   7.250%, 01/15/10                                            2,572
              FNMA, Ser B1, Cl BE
      1,237   5.450%, 12/25/20                                            1,248
                                                                       --------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $31,838)                  32,445
                                                                       --------

                       U.S. TREASURY OBLIGATIONS -- 23.4%

              U.S. Treasury Bonds
      2,750   7.500%, 11/15/16 (A)                                        3,452
      4,500   7.250%, 05/15/16 (A)                                        5,534
      1,500   7.250%, 08/15/22 (A)                                        1,948
      1,700   6.375%, 08/15/27 (A)                                        2,110
      2,800   6.250%, 08/15/23 (A)                                        3,352
        800   6.250%, 05/15/30                                              998
      1,000   6.000%, 02/15/26 (A)                                        1,183
      1,300   5.250%, 11/15/28 (A)                                        1,430
        400   4.750%, 02/15/37 (A)                                          419
      3,100   4.500%, 02/15/36 (A)                                        3,116
              U.S. Treasury Notes (A)
        700   4.750%, 08/15/17                                              740
      1,250   4.250%, 11/15/14                                            1,290
      1,400   4.250%, 08/15/15                                            1,437
      1,000   4.250%, 11/15/17                                            1,017
      1,325   4.125%, 08/31/12                                            1,364
      1,200   4.000%, 02/15/14                                            1,226
      1,200   4.000%, 02/15/15                                            1,217
                                                                       --------

TOTAL U.S. TREASURY OBLIGATIONS (Cost $29,615)                           31,833
                                                                       --------

               U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 2.8%

              FHLMC
         49   3.500%, 05/01/08                                               48
              FHLMC, Ser 2844, Cl VB
        188   5.500%, 12/15/19                                              175
              FHLMC, Ser 3070, Cl DH
        492   5.500%, 11/15/35                                              484


December 31, 2007                      31              www.bishopstreetfunds.com

High Grade Income Fund
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

    Face                                                                Market
   Amount                                                                Value
   (000)                                                                 (000)
-----------                                                            --------
           U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- (CONTINUED)

              FHLMC, Ser 3196, Cl CB
    $   811   5.250%, 08/15/11                                         $    809
              FNMA
        822   3.500%, 08/01/10                                              809
              GNMA, Ser 7
      1,400   5.500%, 11/16/31                                            1,420
                                                                       --------

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (Cost $3,744)           3,745
                                                                       --------

                            MASTER NOTES (D) -- 8.8%

              Bear Stearns
      7,195   4.700%, 01/02/08                                            7,195
              JPMorgan Securities
      4,796   4.600%, 01/15/08                                            4,796
                                                                       --------

TOTAL MASTER NOTES (Cost $11,991)                                        11,991
                                                                       --------

                              BANK NOTE (D) -- 3.5%

              National City
      4,796   4.572%, 04/18/08                                            4,798
                                                                       --------

TOTAL BANK NOTE (Cost $4,798)                                             4,798
                                                                       --------

                        COMMERCIAL PAPER (D) (E) -- 1.7%

      2,398   Queens Health
              5.222%, 1/23/08                                             2,365
                                                                       --------

TOTAL COMMERCIAL PAPER (Cost $2,365)                                      2,365
                                                                       --------

                          ASSET-BACKED SECURITY -- 0.7%

      1,000   Citibank Omni Master Trust, Ser 2007, Cl A9
              5.996%, 12/23/13                                            1,000
                                                                       --------

TOTAL ASSET-BACKED SECURITY (Cost $1,000)                                 1,000
                                                                       --------


Bishop Street Funds                    32

High Grade Income Fund
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

                                                                        Market
Shares/Face                                                              Value
Amount (000)                                                             (000)
------------                                                           --------
                          CASH EQUIVALENTS (C) -- 2.5%

  1,726,993   Dreyfus Cash Management Fund, Institutional Shares,
              4.740%                                                   $  1,727
  1,726,993   Fidelity Institutional Money Market Portfolio,
              Institutional Shares, 4.870%                                1,727
                                                                       --------
TOTAL CASH EQUIVALENTS (Cost $3,454)                                      3,454
                                                                       --------

                        REPURCHASE AGREEMENT (D) -- 11.4%

    $15,460 Lehman Brothers 4.580%, dated 12/31/07, to be repurchased on 01/02/08, repurchase price $15,464,049 (collateralized by a U.S. Government obligation, par value $15,771,633, 7.000%,
              03/01/37, with a total market value of $15,771,633)

TOTAL REPURCHASE AGREEMENT (Cost $15,460)                                15,460
                                                                       --------
TOTAL INVESTMENTS (Cost $166,061) -- 124.1%                            $169,014
                                                                       ========

PERCENTAGES ARE BASED ON NET ASSETS OF $136,223 ($ THOUSANDS).

(A) THIS SECURITY OR PORTION OF THIS SECURITY IS ON LOAN AT DECEMBER 31, 2007. THE TOTAL VALUE OF SECURITIES ON LOAN AT DECEMBER 31, 2007 WAS $33,818
      ($ THOUSANDS).

(B) STEP BOND -- COUPON RATE INCREASES IN INCREMENTS TO MATURITY. RATE DISCLOSED IS AS OF DECEMBER 31, 2007.

(C)   THE RATE SHOWN REPRESENTS THE 7-DAY EFFECTIVE YIELD AS OF DECEMBER 31,
      2007.

(D) THESE SECURITIES WERE PURCHASED WITH CASH COLLATERAL RECEIVED FROM SECURITIES LENDING. THE TOTAL VALUE OF SUCH SECURITIES AS OF DECEMBER 31, 2007 WAS $34,614 ($ THOUSANDS).

(E) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONS. AT DECEMBER 31, 2007, THESE SECURITIES AMOUNTED TO $2,365 ($ THOUSANDS), REPRESENTING 1.7% OF NET ASSETS OF THE FUND.

CL -- CLASS
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
LLC -- LIMITED LIABILITY COMPANY
MTN -- MEDIUM TERM NOTE
NA -- NORTH AMERICA
REMIC -- REAL ESTATE MORTGAGE INVESTMENT CONDUIT
SER -- SERIES

COST FIGURES ARE SHOWN IN THOUSANDS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


December 31, 2007                      33              www.bishopstreetfunds.com

--------------------------------------------------------------------------------
                                  BISHOP STREET
                             MANAGEMENT DISCUSSION
                                      FUNDS
--------------------------------------------------------------------------------

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------

The sub-prime contagion that originated in the high grade fixed income markets spread to the municipal bond markets as bond insurers disclosed similar mortgage-related problems in their investment portfolios. With the values of their investment portfolios in rapid decline, monoline insurers faced the possibility of credit downgrades thereby creating another liquidity crisis in the tax-free municipal bond world.

The news created a panic as investors attempted to determine the extent of the damage and the ability of these bond insurers to maintain the capital base required. Fears of credit downgrades of these municipal bond issuers rippled through the market as it was no longer clear if these insurer's could provide a backstop in the event of default. This placed municipal bond investors in an unfamiliar position.

Prior to this credit crisis, little attention had been paid to the underlying credit rating and strength of the bond's issuer. But with investors now focused on the underlying financial strength and credit risk of each bond issuer, municipal bond prices have had to readjust to reflect these "new" factors. During the year, Treasury yields fell precipitously as investors rushed to the safety of the U.S. Treasury market. And while municipal bond yields fell as well, municipal bonds generally lagged the Treasury market as municipal yields as a percentage of treasury yields hit all-time highs.

As a result, nominal municipal bond returns were the worst since 1999. The Hawaii Municipal Bond Fund, Class I (the "Fund") generated a return of 2.47%, outperforming the Lipper Hawaii Municipal Debt Objective Index by 78 basis points. Excess returns were captured through yield curve positioning in intermediate maturities and our continued focus on the underlying credit quality of the issuers.

Looking ahead, we expect the volatility to persist so long as the Federal Reserve's policy is unclear and the outlook for monocline bond insurers is resolved. And with a stable Hawaii economy and strong underlying credit quality of its issuers, we look to continue to add value by maintaining our focus on sound credit analysis and strategic positioning on the yield curve.


Bishop Street Funds                    34

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------

                               PERFORMANCE COMPARISON

    COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HAWAII MUNICIPAL BOND FUND, CLASS I OR CLASS A, VERSUS THE LEHMAN BROTHERS MUNICIPAL
   BOND INDEX, THE CONSUMER PRICE INDEX AND THE LIPPER HAWAII MUNICIPAL DEBT
                                   OBJECTIVE.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.

            Hawaii Municipal Bond   Hawaii Municipal    Lehman Brothers Municipal   Consumer Price  Lipper Hawaii Municipal
               Fund, Class I#      Bond Fund, Class A#         Bond Index               Index            Debt Objective
 12/31/97        $ 10,000              $ 9,700                  $ 10,000              $ 10,000             $ 10,000
 12/98             10,584               10,266                    10,648                10,161               10,556
 12/99             10,304                9,968                    10,428                10,432               10,125
 12/00             11,603               11,198                    11,647                10,784               11,260
 12/01             12,095               11,660                    12,244                10,951               11,714
 12/02             13,307               12,797                    13,419                11,214               12,719
 12/03             14,008               13,438                    14,133                11,425               13,351
 12/04             14,479               13,855                    14,765                11,797               13,772
 12/05             14,842               14,167                    15,283                12,197               14,058
 12/06             15,498               14,756                    16,025                12,509               14,663
 12/07             15,881               15,082                    16,565                13,020               14,911

# Account value if you reinvested income and capital gains.

                      AVERAGE ANNUAL TOTAL RETURNS+
--------------------------------------------------------------------
 ONE        ANNUALIZED     ANNUALIZED     ANNUALIZED      ANNUALIZED
 YEAR         3 YEAR         5 YEAR         10 YEAR        INCEPTION
RETURN        RETURN         RETURN         RETURN          TO DATE
--------------------------------------------------------------------
 2.47%        3.13%          3.60%           4.73%           5.39%   Class I
--------------------------------------------------------------------
 2.21%        2.87%          3.34%           4.51%*          5.22%*  Class A
--------------------------------------------------------------------
-0.82%        1.84%          2.71%           4.20%*          4.97%*  Class A,
-------------------------------------------------------------------- with load**

 * Class A Shares of the Fund were offered beginning June 14, 1999. The performance information shown prior to that represents performance of Class I Shares, which were offered beginning February 16, 1995. Class A Shares performance reflects the maximum front-end sales charge and Rule 12b-1 fees on Class A Shares, neither of which applies to Class I Shares.

** Reflects 3.00% sales charge.

 + Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.


December 31, 2007                      35              www.bishopstreetfunds.com

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS+

--------------------------------------------------------------------------------------
                                                                          Percentage
                                                        Coupon  Maturity     of
                                                         Rate     Date    Investments
--------------------------------------------------------------------------------------
1.   University of Hawaii RB                            4.625%  07/15/31    2.9%
--------------------------------------------------------------------------------------
2.   Hawaii State RB                                    5.000%  07/01/12    2.5%
--------------------------------------------------------------------------------------
3.   Puerto Rico Public Buildings Authority RB          5.250%  07/01/25    2.3%
--------------------------------------------------------------------------------------
4.   Hawaii State Department of Budget & Finance RB     5.650%  10/01/27    2.1%
--------------------------------------------------------------------------------------
5.   Hawaii State Housing Finance & Development RB      5.400%  07/01/29    1.8%
--------------------------------------------------------------------------------------
6.   Honolulu City & County RB                          5.000%  07/01/31    1.7%
--------------------------------------------------------------------------------------
7.   Honolulu City & County GO                          5.000%  07/01/19    1.5%
--------------------------------------------------------------------------------------
8.   Hawaii State RB                                    5.000%  07/01/16    1.5%
--------------------------------------------------------------------------------------
9.   Hawaii State GO                                    6.500%  12/01/13    1.4%
--------------------------------------------------------------------------------------
10.  Honolulu City & County, Board of Water Supply RB   4.750%  07/01/14    1.3%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)+

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

31.7% General Obligations
13.0% Transportation
 9.7% Housing
 9.7% Water
 8.9% Facilities
 4.9% Airport
 4.7% Utilities
 4.6% Power
 4.3% General Revenue
 3.2% Medical
 2.9% Single-Family Housing
 1.0% Development
 0.8% School District
 0.5% Short-Term Investments
 0.1% Multi-Family Housing
--------------------------------------------------------------------------------

+ PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

                             SCHEDULE OF INVESTMENTS

   Face                                                                              Market
  Amount                                                                             Value
   (000)                                                                             (000)
-----------                                                                         -------
                              MUNICIPAL BONDS -- 98.0%
CALIFORNIA -- 1.1%
              Highland, Redevelopment Agency, Project Area No. 1,
              TA, AMBAC Insured
     $1,440   5.650%, 12/01/24                                                      $ 1,679
              La Mesa-Spring Valley, School District, Electric of 2002
              Project, Ser B, GO, FGIC Insured (A)
        630   5.017%, 08/01/27                                                          237
                                                                                    -------
                                                                                      1,916
                                                                                    -------


Bishop Street Funds                    36

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

   Face                                                                              Market
  Amount                                                                             Value
  (000)                                                                              (000)
-----------                                                                         -------
GEORGIA -- 1.2%
              Main Street, Natural Gas, Ser B, RB
     $2,000   5.000%, 03/15/18                                                      $ 1,995
                                                                                    -------
HAWAII -- 79.8%
              Hawaii County, Refunding & Improvement Project, Ser A,
              GO, FGIC Insured
        450   5.600%, 05/01/12                                                          491
        430   5.600%, 05/01/13                                                          476
        400   5.550%, 05/01/09                                                          413
              Hawaii County, Ser A, GO, AMBAC Insured
      1,000   5.000%, 07/15/15                                                        1,096
        500   4.250%, 07/15/26                                                          484
              Hawaii County, Ser A, GO, FSA Insured
      1,500   5.000%, 07/15/23                                                        1,565
              Hawaii County, Ser A, GO, FSA Insured, Pre-Refunded @ 101 (B)
        500   5.400%, 05/15/09                                                          521
              Hawaii County, Ser A, GO, MBIA Insured
      1,055   5.250%, 07/15/18                                                        1,141
      1,205   5.000%, 07/15/15                                                        1,298
      1,470   5.000%, 07/15/24                                                        1,530
              Hawaii State, Airport System, RB, AMT, FGIC Insured
      1,000   5.750%, 07/01/15                                                        1,052
        280   5.250%, 07/01/21                                                          285
              Hawaii State, Airport System, Second Ser, RB, AMT, ETM
         60   6.900%, 07/01/12                                                           65
              Hawaii State, Airport System, Second Ser, RB, AMT, ETM,
              MBIA Insured
      1,505   6.900%, 07/01/12                                                        1,628
              Hawaii State, Airport System, Ser B, RB, AMT, FGIC Insured
      1,500   6.625%, 07/01/18                                                        1,597
      1,500   6.500%, 07/01/14                                                        1,602
        500   6.000%, 07/01/19                                                          524
              Hawaii State, Department of Budget & Finance,
              Chaminade University, RB, Radian Insured
      1,000   5.000%, 01/01/26                                                          984
      1,000   4.750%, 01/01/36                                                          927
      1,000   4.700%, 01/01/31                                                          937
              Hawaii State, Department of Budget & Finance, Electric
              Company & Subsidiary Project, RB, AMT, MBIA Insured
        170   5.450%, 11/01/23                                                          170
              Hawaii State, Department of Budget & Finance, Electric
              Company & Subsidiary Project, Ser A, RB, AMT, FGIC Insured
      1,500   4.800%, 01/01/25                                                        1,497


December 31, 2007                      37              www.bishopstreetfunds.com

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

  Face                                                                  Market
 Amount                                                                  Value
  (000)                                                                  (000)
---------                                                              --------
HAWAII -- (CONTINUED)
            Hawaii State, Department of Budget & Finance, Electric
            Company & Subsidiary Project, Ser B, RB, AMT, XLCA
            Insured
   $1,025   5.000%, 12/01/22                                           $  1,046
            Hawaii State, Department of Budget & Finance, Hawaiian
            Electric, Ser A, RB, AMT, AMBAC Insured
      675   5.100%, 09/01/32                                                684
            Hawaii State, Department of Budget & Finance, Hawaiian
            Electric, Ser A, RB, AMT, FGIC Insured
    1,000   4.650%, 03/01/37                                                912
            Hawaii State, Department of Budget & Finance, Hawaiian
            Electric, Ser A, RB, AMT, MBIA Insured
    3,380   5.650%, 10/01/27                                              3,557
            Hawaii State, Department of Budget & Finance, Hawaiian
            Electric, Ser C, RB, AMT, AMBAC Insured
    1,000   6.200%, 11/01/29                                              1,054
            Hawaii State, Department of Budget & Finance, Mid
            Pacific Institute, RB, Radian Insured
    1,000   5.000%, 01/01/26                                                984
    1,000   4.625%, 01/01/31                                                927
            Hawaii State, Department of Budget & Finance, Queens
            Health Systems, Ser B, RB, MBIA Insured, Pre-Refunded @
            101 (B)
      750   5.250%, 07/01/08                                                766
            Hawaii State, Department of Hawaiian Home Lands,
            Kapolei Office Facilities, Ser A, COP, FSA Insured
    2,000   5.000%, 11/01/31                                              2,072
            Hawaii State, Harbor System, Ser A, RB, AMT, FSA Insured
    2,025   5.750%, 07/01/17                                              2,133
      670   5.750%, 07/01/29                                                698
    1,210   5.700%, 07/01/16                                              1,275
    1,000   5.600%, 07/01/15                                              1,054
      500   5.000%, 01/01/31                                                508
            Hawaii State, Harbor System, Ser B, RB, AMT, AMBAC
            Insured
      200   5.500%, 07/01/19                                                211
            Hawaii State, Harbor System, Ser B, RB, AMT, FSA Insured
    1,000   5.000%, 01/01/13                                              1,059
            Hawaii State, Highway, RB
    1,000   6.000%, 07/01/08                                              1,015
    2,000   6.000%, 07/01/09                                              2,085
            Hawaii State, Highway, RB, FSA Insured
    4,000   5.000%, 07/01/12                                              4,280
            Hawaii State, Highway, Ser A, RB, FSA Insured
      725   5.000%, 07/01/21                                                772
    1,565   5.000%, 07/01/22                                              1,659
    1,805   5.000%, 07/01/23                                              1,906


Bishop Street Funds                    38

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

  Face                                                                  Market
 Amount                                                                  Value
  (000)                                                                  (000)
---------                                                              --------
HAWAII -- (CONTINUED)
            Hawaii State, Highway, Ser B, RB, FSA Insured
   $2,300   5.000%, 07/01/16                                           $  2,500
            Hawaii State, Housing Finance & Development, Ser A, RB,
            AMT, FNMA Collateral
    3,000   5.400%, 07/01/29                                              3,029
            Hawaii State, Housing Finance & Development,
            Single-Family Housing, Ser A, RB, AMT, FNMA Collateral
      285   5.750%, 07/01/30                                                292
      620   5.400%, 07/01/30                                                624
            Hawaii State, Housing Finance & Development,
            Single-Family Housing, Ser B, RB, FNMA Collateral
    1,000   5.450%, 07/01/17                                              1,015
            Hawaii State, Housing Finance & Development, University
            of Hawaii Faculty Housing Project, RB, AMBAC Insured
      645   5.650%, 10/01/16                                                646
            Hawaii State, Kapolei Office Building, Ser A, COP,
            AMBAC Insured
    1,475   5.250%, 05/01/13                                              1,513
    1,000   5.000%, 05/01/08                                              1,006
    1,100   5.000%, 05/01/15                                              1,125
    1,000   5.000%, 05/01/16                                              1,023
    1,000   5.000%, 05/01/17                                              1,023
      500   5.000%, 05/01/18                                                511
            Hawaii State, No. 1 Capitol District State Office, COP,
            MBIA Insured
    1,000   5.200%, 05/01/14                                              1,035
      175   5.000%, 05/01/11                                                181
            Hawaii State, Ser CM, GO, FGIC Insured
    2,000   6.500%, 12/01/13                                              2,320
      500   6.000%, 12/01/09                                                526
    1,500   6.000%, 12/01/11                                              1,647
            Hawaii State, Ser CP, GO, FGIC Insured
       90   5.000%, 10/01/16                                                 91
            Hawaii State, Ser CU, GO, MBIA Insured
      550   5.750%, 10/01/12                                                584
            Hawaii State, Ser CU, GO, MBIA Insured, Pre-Refunded @
            100 (B)
       25   5.750%, 10/01/10                                                 27
            Hawaii State, Ser CV, GO, FGIC Insured
    1,000   5.250%, 08/01/21                                              1,052
            Hawaii State, Ser CX, GO, FSA Insured
    1,000   5.500%, 02/01/21                                              1,066
            Hawaii State, Ser DD, GO, MBIA Insured
    1,000   5.000%, 05/01/16                                              1,069
            Hawaii State, Ser DF, GO, AMBAC Insured
    1,250   5.000%, 07/01/21                                              1,326


December 31, 2007                      39              www.bishopstreetfunds.com

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

  Face                                                                  Market
 Amount                                                                  Value
  (000)                                                                  (000)
---------                                                              --------
HAWAII -- (CONTINUED)
            Hawaii State, Ser DG, GO, AMBAC Insured
   $1,000   5.000%, 07/01/16                                           $  1,084
            Honolulu City & County, 1st Board Resolution, Senior
            Ser C, RB, MBIA Insured
    2,850   5.000%, 07/01/31                                              2,950
            Honolulu City & County, 2nd Board Resolution, Junior
            Ser A-1, RB, MBIA Insured
      815   5.000%, 07/01/22                                                864
    1,130   5.000%, 07/01/23                                              1,192
            Honolulu City & County, 2nd Board Resolution, Junior
            Ser B-1, RB, MBIA Insured
      865   5.000%, 07/01/23                                                913
    1,485   5.000%, 07/01/24                                              1,560
            Honolulu City & County, Board of Water Supply,
            Ser A, RB, FGIC Insured
    2,000   5.000%, 07/01/33                                              2,053
            Honolulu City & County, Board of Water Supply, Ser A,
            RB, FGIC Insured, Pre-Refunded @ 100 (B)
    1,700   4.750%, 07/01/14                                              1,834
    2,000   4.750%, 07/01/14                                              2,157
            Honolulu City & County, Board of Water Supply, Ser B,
            RB, AMT, MBIA Insured
    1,000   5.250%, 07/01/20                                              1,068
    1,000   5.250%, 07/01/21                                              1,063
      325   5.000%, 07/01/15                                                345
            Honolulu City & County, GO, ETM
      230   6.000%, 12/01/09                                                243
            Honolulu City & County, Senior Ser A, RB, FGIC Insured
    2,000   5.000%, 07/01/18                                              2,139
    1,280   5.000%, 07/01/20                                              1,359
            Honolulu City & County, Ser A, GO
       55   6.000%, 01/01/10                                                 58
    1,000   5.750%, 04/01/12                                              1,096
            Honolulu City & County, Ser A, GO, ETM
      500   6.000%, 01/01/09                                                515
       95   6.000%, 01/01/10                                                100
            Honolulu City & County, Ser A, GO, MBIA Insured
      625   5.250%, 03/01/17                                                669
      500   5.250%, 03/01/28                                                522
    1,000   5.000%, 07/01/14                                              1,082
            Honolulu City & County, Ser B, GO, ETM, FGIC Insured
      635   5.500%, 10/01/11                                                687


Bishop Street Funds                    40

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

  Face                                                                  Market
 Amount                                                                  Value
  (000)                                                                  (000)
--------                                                               --------
HAWAII -- (CONTINUED)
            Honolulu City & County, Ser C, GO, FGIC Insured
   $  565   5.125%, 07/01/11                                           $    585
    1,100   5.125%, 07/01/15                                              1,138
    2,500   5.000%, 07/01/19                                              2,579
            Honolulu City & County, Ser C, GO, MBIA Insured
      500   5.000%, 07/01/16                                                542
            Honolulu City & County, Ser D, GO, AMT, FGIC Insured
      245   4.850%, 02/01/10                                                252
            Honolulu City & County, Ser D, GO, MBIA Insured
      885   5.000%, 07/01/19                                                945
    2,000   5.000%, 07/01/23                                              2,106
            Honolulu City & County, Ser E, GO, FGIC Insured
    1,500   5.250%, 07/01/20                                              1,626
            Honolulu City & County, Waipahu Towers Project, Ser A,
            RB, AMT, GNMA Collateral
      200   6.900%, 06/20/35                                                201
            Honolulu City & County, Waste Water, 2nd Board
            Resolution, Junior Ser, RB, FGIC Insured
    1,000   5.000%, 07/01/23                                              1,027
            Honolulu Hawaii City & County, Ser A, GO, MBIA Insured
    2,000   5.000%, 07/01/21                                              2,122
            Kauai County, Ser A, GO, FGIC Insured
    1,610   5.000%, 08/01/21                                              1,703
    1,440   5.000%, 08/01/23                                              1,512
            Kauai County, Ser A, GO, FGIC Insured, Pre-Refunded @
            100 (B)
    1,135   6.250%, 08/01/10                                              1,223
    1,480   6.250%, 08/01/10                                              1,595
    1,335   6.250%, 08/01/10                                              1,439
    1,050   6.250%, 08/01/10                                              1,132
            Kauai County, Ser A, GO, MBIA Insured
      490   5.625%, 08/01/18                                                526
    1,500   5.000%, 08/01/25                                              1,536
            Kauai County, Ser A, GO, MBIA Insured, Pre-Refunded @
            100 (B)
      260   5.625%, 08/01/11                                                281
            Maui County, GO, MBIA Insured
    1,100   5.000%, 03/01/24                                              1,148
            Maui County, Ser A, GO
      260   5.375%, 03/01/12                                                276
            Maui County, Ser A, GO, FGIC Insured, Pre-Refunded @
            101 (B)
       50   5.000%, 03/01/08                                                 51
            Maui County, Ser A, GO, MBIA Insured
    1,000   4.750%, 07/01/25                                              1,023
            Maui County, Ser A, GO, Pre-Refunded @ 100 (B)
      225   5.375%, 03/01/11                                                240


December 31, 2007                      41              www.bishopstreetfunds.com

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

  Face                                                                  Market
 Amount                                                                  Value
  (000)                                                                  (000)
---------                                                              --------
HAWAII -- (CONTINUED)
            Maui County, Ser B, GO, MBIA Insured
   $  500   5.000%, 09/01/17                                           $    533
            University of Hawaii, Ser A, RB, FGIC Insured,
            Pre-Refunded @ 100 (B)
    1,605   5.500%, 07/15/12                                              1,757
      500   5.125%, 07/15/12                                                539
            University of Hawaii, Ser A, RB, MBIA Insured
    5,000   4.625%, 07/15/31                                              5,009
      750   4.500%, 07/15/32                                                735
      500   3.625%, 10/01/12                                                504
            University of Hawaii, Ser B, RB, FSA Insured
      320   5.250%, 10/01/16                                                338
      775   5.250%, 10/01/17                                                817
                                                                       --------
                                                                        138,764
                                                                       --------
ILLINOIS -- 1.9%
            Chicago O'Hare International Airport, General Airport,
            Ser E, RB, CIFG Insured
    1,550   5.250%, 01/01/22                                              1,636
            Illinois State, Educational Facilities Authority,
            Northwestern University, RB
      670   5.000%, 12/01/38                                                689
            Illinois State, Finance Authority, Hospital Sisters
            Services, Ser A, RB
    1,000   5.000%, 03/15/27                                              1,013
                                                                       --------
                                                                          3,338
                                                                       --------
INDIANA -- 1.5%
            Indiana Finance Authority, Highway Revenue, Ser A, RB,
            FGIC Insured
    1,200   4.500%, 06/01/27                                              1,186
            Indiana State, Health & Educational Facilities Financing
            Authority, Clarian Health Obligation, Ser A, RB
    1,500   5.000%, 02/15/39                                              1,408
                                                                       --------
                                                                          2,594
                                                                       --------
MASSACHUSETTS -- 0.3%
            Massachusetts State, Water Resources Authority,
            Ser J, RB
      565   5.000%, 08/01/42                                                576
                                                                       --------
NEVADA -- 0.6%
            Las Vegas New Convention & Visitors Authority, RB,
            AMBAC Insured
    1,055   5.000%, 07/01/28                                              1,098
                                                                       --------


Bishop Street Funds                    42

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

    Face                                                                Market
   Amount                                                               Value
   (000)                                                                (000)
-----------                                                            --------
OKLAHOMA -- 2.3%
            Tulsa County, Oklahoma Industrial Authority, St.
            Francis Health System, RB
   $2,000   5.000%, 12/15/36                                           $  1,970
            Tulsa Industrial Authority, University of Tulsa, RB
    2,000   5.000%, 10/01/37                                              1,975
                                                                       --------
                                                                          3,945
                                                                       --------
PUERTO RICO -- 5.8%
            Commonwealth of Puerto Rico, GO, MBIA Insured
      500   6.500%, 07/01/14                                                578
    1,500   6.000%, 07/01/15                                              1,706
            Commonwealth of Puerto Rico, Public Improvement, GO,
            FSA Insured
      380   5.000%, 07/01/21                                                391
            Commonwealth of Puerto Rico, Public Improvement, GO,
            FSA Insured, Pre-Refunded @ 100 (B)
       55   5.000%, 07/01/11                                                 58
            Puerto Rico Municipal Finance Agency, Ser B, GO, CIFG
            Insured
      970   5.250%, 07/01/20                                              1,055
            Puerto Rico, Electric Power Authority, Ser HH, RB, FSA
            Insured, Pre-Refunded @ 101 (B)
      500   5.250%, 07/01/10                                                531
            Puerto Rico, Industrial Tourist Educational Medical
            Environmental Control Facilities, Hospital Auxilio
            Mutuo Obligation Group, Ser A, RB, MBIA Insured
      300   6.250%, 07/01/24                                                301
            Puerto Rico, Public Buildings Authority, Government
            Facilities, Ser F, RB, CIFG Insured
    3,650   5.250%, 07/01/25                                              3,924
            University of Puerto Rico, Ser O, RB, MBIA Insured,
            Pre-Refunded @ 100 (B)
    1,500   5.750%, 06/01/10                                              1,594
                                                                       --------
                                                                         10,138
                                                                       --------
SOUTH CAROLINA -- 1.2%
            Edisto Beach, GO
      735   5.000%, 04/01/37                                                740
            Sumter South Carolina, Waterworks & Sewer Improvement
            Systems, RB, XLCA Insured
      500   5.000%, 12/01/21                                                533
      840   5.000%, 12/01/24                                                884
                                                                       --------
                                                                          2,157
                                                                       --------


December 31, 2007                      43              www.bishopstreetfunds.com

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

                                                                         Market
Shares/Face                                                              Value
Amount (000)                                                             (000)
------------                                                           ---------
TEXAS -- 2.3%
            Harris County, Houston Texas Sports Authority, Ser A,
            RB, MBIA Insured (A)
   $5,000   5.400%, 11/15/40                                           $    794
            Rockdale, Independent School District, School
            Building, GO
    1,140   5.000%, 02/15/27                                              1,193
            University of Texas, Permanent University Fund, Ser
            B, RB
    2,000   4.500%, 07/01/33                                              1,957
                                                                       --------
                                                                          3,944
                                                                       --------
TOTAL MUNICIPAL BONDS (Cost $168,342)                                   170,465
                                                                       --------

                        CASH EQUIVALENTS (C) -- 0.5%

  457,840   Dreyfus Cash Management Fund, Institutional Shares,
            3.030%                                                          458
  457,840   Fidelity Institutional Tax-Exempt Portfolio,
            Institutional Shares, 2.990%                                    458
                                                                       --------

TOTAL CASH EQUIVALENTS (Cost $916)                                          916
                                                                       --------
TOTAL INVESTMENTS (Cost $169,258) -- 98.5%                             $171,381
                                                                       ========

PERCENTAGES ARE BASED ON NET ASSETS OF $173,943 ($ THOUSANDS).

(A) ZERO COUPON SECURITY -- THE RATE REPORTED ON THE SCHEDULE OF INVESTMENTS IS THE EFFECTIVE YIELD AT TIME OF PURCHASE.

(B) PRE-REFUNDED SECURITY -- THE MATURITY DATE SHOWN IS THE PRE-REFUNDED DATE.

(C) THE RATE SHOWN REPRESENTS THE 7-DAY EFFECTIVE YIELD AS OF DECEMBER 31, 2007.

AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
AMT -- ALTERNATIVE MINIMUM TAX
CIFG -- CDC IXIS FINANCIAL GUARANTEE
COP -- CERTIFICATE OF PARTICIPATION
ETM -- ESCROWED TO MATURITY
FGIC -- FINANCIAL GUARANTEE INSURANCE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA -- FINANCIAL SECURITY ASSURANCE
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE
RB -- REVENUE BOND
SER -- SERIES
TA -- TAX ALLOCATION
XLCA -- XL CAPITAL

COST FIGURES ARE SHOWN IN THOUSANDS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Bishop Street Funds                    44

--------------------------------------------------------------------------------
                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS
--------------------------------------------------------------------------------

Money Market & Treasury Money Market Funds
--------------------------------------------------------------------------------

The most notable event of 2007 was the emergence of a credit crisis in the summer months. Panic induced investors, reacting to difficulties in the mortgage market, shunned short term credit securities for the safety of U.S. Treasury Bills. Commercial paper yields soared in a traditional investor "flight to quality." Central banks in the US and Europe injected liquidity in to the system in an effort to control overnight lending rates and calm markets. In successive steps, the Federal Reserve reduced policy rates at each meeting through year end.

Tightening credit markets coupled with declining home prices negatively impacted the U.S. economy. Unemployment rose as fewer jobs were created in the labor sector. Manufacturing sector expanded at a much slower rate. On the inflation front, energy prices continued to soar resulting in elevated headline inflation figures. Core inflation measures remained above the comfort zone of policy makers, despite a decline in the third and fourth quarter.

The market responded to difficulties in the economy with a rally short duration treasuries. Falling short term yields resulted in steeper yield curve. At year end, the Federal Open Market Committee indicated that additional action may be necessary to address the challenges in the credit markets. The direction of future interest rates in the U.S. has become very dependent on the health of the credit markets. Markets are forecasting continued reduction in policy rates in 2008.


December 31, 2007                      45              www.bishopstreetfunds.com

--------------------------------------------------------------------------------
                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS
--------------------------------------------------------------------------------

During the year the Money Market and Treasury Money Market Funds (the "Funds") were maintained at a conservative maturity stance which provided the opportunity to continually reinvest at attractive yield levels throughout 2007. Though, with monetary policy rates declining we expect that opportunities to capture additional yield premium by extending the average maturity of the Funds may emerge in 2008. Meanwhile, we continue to strive to improve the yield of the Funds while maintaining a high level of credit quality.


Bishop Street Funds                    46

Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)+

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

66.4% Commercial Paper
15.5% Repurchase Agreements
12.8% U.S. Government Agency Obligations
 5.3% Certificates of Deposit/Bank Notes
--------------------------------------------------------------------------------

+ PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

                             SCHEDULE OF INVESTMENTS

    Face
   Amount                                                                Value
   (000)                                                                 (000)
------------                                                          ----------
                          COMMERCIAL PAPER (A) -- 69.1%
BANKS -- 49.7%
              Bank of Montreal
     $11,000  4.808%, 02/07/08                                         $  10,946
              Danske (B)
       2,500  4.716%, 01/07/08                                             2,498
       9,000  4.418%, 02/04/08                                             8,964
              Deutsche Bank Financial
      12,000  3.501%, 01/02/08                                            11,999
              Dresdner Funding
      11,500  4.980%, 01/02/08                                            11,498
              Fortis Banque Luxembourg
       7,000  5.174%, 01/04/08                                             6,997
       5,000  4.691%, 01/15/08                                             4,991
              JPMorgan Chase
      10,000  5.093%, 01/15/08                                             9,980
              Lloyds TSB Bank
       6,500  4.658%, 01/04/08                                             6,498
              Royal Bank of Scotland PLC
      11,000  5.015%, 01/07/08                                            10,991
              Societe General
      12,500  4.779%, 02/07/08                                            12,439
              Svenska Handelsbanken
      12,500  4.737%, 02/07/08                                            12,440
              UBS Finance
       7,200  4.413%, 01/24/08                                             7,180
              Westpac Capital (B)
       3,500  4.708%, 02/05/08                                             3,484
                                                                      ----------
                                                                         120,905
                                                                      ----------
FINANCIALS -- 19.4%
              Abbey National Treasury Services
      11,500  4.352%, 01/04/08                                            11,496
              ABN Amro North American Finance
       5,000  5.157%, 01/09/08                                             4,994


December 31, 2007                      47              www.bishopstreetfunds.com

Money Market Fund
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

    Face
   Amount                                                                Value
    (000)                                                                (000)
-----------                                                            --------
FINANCIALS -- (CONTINUED)
              CBA Delaware Finance
    $ 6,100   4.706%, 01/30/08                                        $   6,077
              Dexia Delaware
     12,000   4.756%, 01/02/08                                           11,999
              ING Funding
      5,000   4.700%, 01/04/08                                            4,998
      7,600   5.074%, 01/16/08                                            7,584
                                                                       --------
                                                                         47,148
                                                                       --------
TOTAL COMMERCIAL PAPER (Cost $168,053)                                  168,053
                                                                       --------

                 U.S. GOVERNMENT AGENCY OBLIGATIONS (A) -- 13.3%
              FHLB
     12,000   4.348%, 01/30/08                                           11,958
     15,000   4.053%, 01/04/08                                           14,995
              FNMA
      5,400   4.273%, 01/22/08                                            5,387
                                                                       --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $32,340)                  32,340
                                                                       --------

                    CERTIFICATES OF DEPOSIT/BANK NOTES -- 5.5%
              UBS Finance
      1,500   5.128%, 01/14/08                                            1,497
              JPMorgan Chase
      2,000   5.130%, 01/10/08                                            2,000
              Toronto Dominion New York Yankee
     10,000   4.840%, 04/21/08                                           10,000
                                                                       --------
TOTAL CERTIFICATES OF DEPOSIT/BANK NOTES (Cost $13,497)                  13,497
                                                                       --------


Bishop Street Funds                    48

Money Market Fund
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

    Face
   Amount                                                                Value
    (000)                                                                (000)
-----------                                                            --------
                                 REPURCHASE AGREEMENTS -- 16.1%

    $12,000   Bank of America 4.300%, dated 12/31/07, to be
              repurchased on 01/02/08, repurchase price
              $12,002,867 (collateralized by a U.S.
              Government obligation, par value $16,313,950, 5.000%,
              07/01/35 with a total market value $12,240,001)          $ 12,000
     15,000   Barclays Bank 1.350%, dated 12/31/07, to be
              repurchased on 01/02/08, repurchase price
              $15,001,125 (collateralized by a U.S.
              Government obligation, par value $11,186,000, 7.875%,
              02/15/21 with a total market value $15,301,232)
     12,100   Barclays Bank 4.500%, dated 12/31/07, to be
              repurchased on 01/02/08, repurchase price                  15,000
              $12,103,025 (collateralized by a U.S.
              Government obligation, par value $12,783,337, 6.000%,
              03/01/37, with a total market value of $12,342,001)        12,100
                                                                       --------
TOTAL REPURCHASE AGREEMENTS (Cost $39,100)                               39,100
                                                                       --------
TOTAL INVESTMENTS (Cost $252,990) -- 104.0%                            $252,990
                                                                       ========

PERCENTAGES ARE BASED ON NET ASSETS OF $243,293 ($ THOUSANDS).

(A) THE RATE REPORTED ON THE SCHEDULE OF INVESTMENTS IS THE EFFECTIVE YIELD AT TIME OF PURCHASE.

(B) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONS. AT DECEMBER 31, 2007, THE VALUE OF THESE SECURITIES AMOUNTED TO $14,946 ($THOUSANDS), REPRESENTING 6.1% OF THE NET ASSETS OF THE FUND.

FHLB -- FEDERAL HOME LOAN BANK
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
PLC -- PUBLIC LIMITED COMPANY

COST FIGURES ARE SHOWN IN THOUSANDS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


December 31, 2007                      49              www.bishopstreetfunds.com

Treasury Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)+

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

67.2% U.S. Treasury Obligations
32.8% Repurchase  Agreement
--------------------------------------------------------------------------------

+PERCENTAGES BASED ON TOTAL INVESTMENTS.

                             SCHEDULE OF INVESTMENTS

    Face
   Amount                                                                           Value
    (000)                                                                           (000)
-----------                                                                       ---------
                           U.S. TREASURY OBLIGATIONS (A) -- 67.4%
              U.S. Treasury Bills
    $20,000   1.851%, 01/10/08                                                    $  19,991
     30,000   2.372%, 01/31/08                                                       29,941
     30,000   3.119%, 03/27/08                                                       29,778
     20,000   3.249%, 05/15/08                                                       19,759
                                                                                  ---------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $99,469)                                       99,469
                                                                                  ---------

                               REPURCHASE AGREEMENT -- 32.9%
     48,500 Barclays Bank 1.350%, dated 12/31/07, to be repurchased on 01/02/08, repurchase price $48,503,638 (collateralized by a U.S. Treasury obligation, par value $36,166,000, 7.875%,
              02/15/21, with a total market value of $49,471,155)

TOTAL REPURCHASE AGREEMENT (Cost $48,500)                                            48,500
                                                                                  ---------
TOTAL INVESTMENTS (Cost $147,969) -- 100.3%                                       $ 147,969
                                                                                  =========

PERCENTAGES ARE BASED ON NET ASSETS OF $147,512 ($ THOUSANDS).

(A) THE RATE REPORTED ON THE SCHEDULE OF INVESTMENTS IS THE EFFECTIVE YIELD AT TIME OF PURCHASE.

COST FIGURES ARE SHOWN IN THOUSANDS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Bishop Street Funds                    50

Bishop Street Funds
--------------------------------------------------------------------------------

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007
                                 (IN THOUSANDS)

                                                                                   Large        High
                                                                    Strategic    Cap Core       Grade
                                                                     Growth       Equity       Income
                                                                      Fund         Fund         Fund
----------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at Cost                                             $ 106,423   $   96,555     $150,601
   Repurchase Agreements, at Cost                                          --          656       15,460
==========================================================================================================
   Investments, at Value                                            $ 128,326   $  102,164(1)  $153,554(1)
   Repurchase Agreements, at Value                                         --          656       15,460
   Dividends and Interest Receivable                                       43           89        1,992
   Receivable for Fund Shares Sold                                         10           27          181
   Prepaid Expenses                                                         2            2            2
----------------------------------------------------------------------------------------------------------
      Total Assets                                                    128,381      102,938      171,189
----------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for Investment Securities Purchased                          1,471           --           --
   Payable for Fund Shares Redeemed                                       378           --            7
   Income Distribution Payable                                             --           --          219
   Collateral on Securities Loaned                                         --        1,469       34,614
   Advisory Fees Payable                                                   80           71           54
   Administrative Fees Payable                                             13           10           14
   Shareholder Servicing Fees Payable                                      11            9           11
   Chief Compliance Officer Fees Payable                                    2            2            2
   Trustees' Fees Payable                                                   1            1            1
   Accrued Expenses Payable                                                41           34           44
----------------------------------------------------------------------------------------------------------
      Total Liabilities                                                 1,997        1,596       34,966
----------------------------------------------------------------------------------------------------------
Net Assets                                                          $ 126,384   $  101,342     $136,223
==========================================================================================================
   Fund Shares                                                      $ 102,860   $   95,652     $134,279
   Undistributed Net Investment Income                                      2           --            2
   Accumulated Net Realized Gain (Loss) on Investments                  1,619           81       (1,011)
   Net Unrealized Appreciation on Investments                          21,903        5,609        2,953
----------------------------------------------------------------------------------------------------------
Net Assets                                                          $ 126,384   $  101,342     $136,223
==========================================================================================================
Class I Shares:
   Net Assets                                                       $ 126,384   $  101,342     $136,223
   Outstanding Shares of Beneficial Interest
      (unlimited authorization -- no par value)                         8,997        9,617       13,416
   Net Asset Value, Offering and Redemption Price Per Share
      (Net Assets / Shares Outstanding)                             $   14.05   $    10.54     $  10.15
==========================================================================================================

(1) INCLUDED IN "INVESTMENTS, AT VALUE" IS THE MARKET VALUE OF SECURITIES ON LOAN IN THE AMOUNTS OF $1,410 ($ THOUSANDS), AND $33,818 ($ THOUSANDS) FOR THE LARGE CAP CORE EQUITY AND HIGH GRADE INCOME FUNDS, RESPECTIVELY.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


December 31, 2007                      51              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007
                                 (IN THOUSANDS)

                                                                      Hawaii                  Treasury
                                                                    Municipal      Money        Money
                                                                      Bond        Market       Market
                                                                      Fund         Fund         Fund
-------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at Cost                                             $ 169,258   $  213,890    $ 99,469
   Repurchase Agreements, at Cost                                          --       39,100      48,500
=======================================================================================================
   Investments, at Value                                            $ 171,381   $  213,890    $ 99,469
   Repurchase Agreements, at Value                                         --       39,100      48,500
   Cash                                                                    --           20          74
   Interest Receivable                                                  3,386           30           2
   Receivable for Fund Shares Sold                                         --            1          --
   Prepaid Expenses                                                         3            4           3
-------------------------------------------------------------------------------------------------------
      Total Assets                                                    174,770      253,045     148,048
-------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for Investment Securities Purchased                             --        8,964          --
   Income Distribution Payable                                            474          610         431
   Payable for Fund Shares Redeemed                                       211           --          --
   Advisory Fees Payable                                                   45           41          22
   Administrative Fees Payable                                             11           24          16
   Shareholder Servicing Fees Payable                                      15           20          13
   Distribution Fees Payable                                                6           14          --
   Chief Compliance Officer Fees Payable                                    2            3           2
   Trustees' Fees Payable                                                   2            3           2
   Accrued Expenses Payable                                                61           73          50
-------------------------------------------------------------------------------------------------------
      Total Liabilities                                                   827        9,752         536
-------------------------------------------------------------------------------------------------------
Net Assets                                                          $ 173,943   $  243,293    $147,512
=======================================================================================================
   Fund Shares                                                      $ 171,858   $  243,312    $147,490
   Undistributed Net Investment Income                                      2           --          --
   Accumulated Net Realized Gain (Loss) on Investments                    (40)         (19)         22
   Net Unrealized Appreciation on Investments                           2,123           --          --
-------------------------------------------------------------------------------------------------------
Net Assets                                                          $ 173,943   $  243,293    $147,512
=======================================================================================================
Class I Shares:
   Net Assets                                                       $ 144,828   $  179,725    $147,512
   Outstanding Shares of Beneficial Interest
      (unlimited authorization -- no par value)                        13,717      179,749     147,491
   Net Asset Value, Offering and Redemption Price Per Share
      (Net Assets / Shares Outstanding)                             $   10.56   $     1.00    $   1.00
=======================================================================================================
Class A Shares:
   Net Assets                                                       $  29,115   $   63,568          --
   Outstanding Shares of Beneficial Interest
      (unlimited authorization -- no par value)                         2,757       63,566          --
   Net Asset Value, Offering and Redemption Price Per Share
      (Net Assets / Shares Outstanding)                             $   10.56   $     1.00    $     --
=======================================================================================================
   Maximum Offering Price Per Shares -- Class A
      ($10.56 / 97.00%)                                             $   10.89           --          --
=======================================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Bishop Street Funds                    52

Bishop Street Funds
--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2007
                                 (IN THOUSANDS)

                                                               Large     High
                                                 Strategic   Cap Core    Grade
                                                   Growth     Equity    Income
                                                    Fund       Fund      Fund
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividend Income                                $  1,158   $  1,520   $   107
   Interest Income                                      --         --     6,743
   Securities Lending, Net                              --          9        77
   Foreign Taxes Withheld                               (2)        (5)       --
--------------------------------------------------------------------------------
   Total Investment Income                           1,156      1,524     6,927
--------------------------------------------------------------------------------
EXPENSES:
   Investment Adviser Fees                           1,010        788       741
   Shareholder Servicing Fee                           341        266       337
   Administrative Fees                                 273        213       270
   Chief Compliance Officer Fees                         3          3         3
   Transfer Agent Fees                                  43         39        42
   Professional Fees                                    40         32        37
   Printing Fees                                        25         20        25
   Custody Fees                                         14         11        13
   Trustees' Fees                                        9          7         9
   Registration Fees                                     3          2         2
   Line of Credit                                        3          2        --
   Miscellaneous Expenses                               11          9        19
--------------------------------------------------------------------------------
   Total Expenses                                    1,775      1,392     1,498
--------------------------------------------------------------------------------
   Less Waivers:
      Investment Adviser Fees                           --        (21)     (158)
      Shareholder Servicing Fees                      (205)      (160)     (202)
      Administrative Fees                             (116)       (91)     (115)
--------------------------------------------------------------------------------
         Total Waivers                                (321)      (272)     (475)
--------------------------------------------------------------------------------
      Total Net Expenses                             1,454      1,120     1,023
-------------------------------------------------------------------------------
   Net Investment Income (Loss)                       (298)       404     5,904
--------------------------------------------------------------------------------
Net Realized Gain (Loss) on Investments             19,654      5,352      (237)
Change in Unrealized Appreciation
   (Depreciation) on Investments                    (6,388)      (407)    3,129
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain
   on Investments                                   13,266      4,945     2,892
--------------------------------------------------------------------------------
Increase in Net Assets Resulting from Operations  $ 12,968   $  5,349   $ 8,796
================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


December 31, 2007                      53              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2007
                                 (IN THOUSANDS)

                                                              Hawaii               Treasury
                                                            Municipal    Money       Money
                                                               Bond      Market     Market
                                                               Fund       Fund       Fund
--------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest Income                                          $   7,646   $ 11,956   $  7,789
   Dividend Income                                                 46         --         --
--------------------------------------------------------------------------------------------
   Total Investment Income                                      7,692     11,956      7,789
--------------------------------------------------------------------------------------------
EXPENSES:
   Investment Adviser Fees                                        602        683        485
   Shareholder Servicing Fee                                      430        569        404
   Administrative Fees                                            344        455        323
   Distribution Fees, Class A                                      74        156         --
   Chief Compliance Officer Fees                                    3          5          2
   Transfer Agent Fees                                             71         76         46
   Professional Fees                                               51         67         45
   Printing Fees                                                   32         43         30
   Custody Fees                                                    17         22         16
   Trustees' Fees                                                  12         15         11
   Registration Fees                                                4          5          4
   Line of Credit                                                   1          1          3
   Miscellaneous Expenses                                          34         23         47
--------------------------------------------------------------------------------------------
      Total Expenses                                            1,675      2,120      1,416
--------------------------------------------------------------------------------------------
      Less Waivers:
         Investment Adviser Fees                                 (172)      (286)      (324)
         Shareholder Servicing Fees                              (258)      (342)      (242)
         Administrative Fees                                     (224)      (194)      (138)
--------------------------------------------------------------------------------------------
            Total Waivers                                        (654)      (822)      (704)
--------------------------------------------------------------------------------------------
      Total Net Expenses                                        1,021      1,298        712
--------------------------------------------------------------------------------------------
   Net Investment Income                                        6,671     10,658      7,077
--------------------------------------------------------------------------------------------
   Net Realized Gain on Investments                               502          3        121
   Change in Unrealized Depreciation on Investments            (3,000)        --         --
--------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gain (Loss) on Investments      (2,498)         3        121
--------------------------------------------------------------------------------------------
Increase in Net Assets Resulting from Operations            $   4,173   $ 10,661   $  7,198
============================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Bishop Street Funds                    54

Bishop Street Funds
--------------------------------------------------------------------------------

                       STATEMENTS OF CHANGES IN NET ASSETS
                   FOR THE YEARS OR PERIOD ENDED DECEMBER 31,
                                 (IN THOUSANDS)

                                                                         Strategic             Large Cap Core
                                                                        Growth Fund              Equity Fund
------------------------------------------------------------------------------------------------------------------
                                                                      2007        2006        2007        2006*
------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES FROM OPERATIONS:
   Net Investment Income (Loss)                                     $   (298)   $   (316)   $    404     $    310
   Net Realized Gain on Investments                                   19,654       7,651       5,352          300
   Change in Unrealized Appreciation (Depreciation)
     on Investments                                                   (6,388)      5,124        (407)       6,016
------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Resulting from Operations                   12,968      12,459       5,349        6,626
------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
     Class I Shares                                                       --          --        (404)        (318)
   Capital Gains:
     Class I Shares                                                  (18,469)     (8,326)     (5,563)          --
------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                               (18,469)     (8,326)     (5,967)        (318)
------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Class I Shares:
     Proceeds from Shares Issued                                      11,212      32,077      11,637      100,103
     Reinvestments of Cash Distributions                              13,283       5,766       4,516          275
     Cost of Shares Redeemed                                         (35,539)    (22,388)    (17,043)      (3,836)
------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
   From Capital Share Transactions                                   (11,044)     15,455        (890)      96,542
------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                           (16,545)     19,588      (1,508)     102,850
------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of Period                                             142,929     123,341     102,850           --
------------------------------------------------------------------------------------------------------------------
     End of Period                                                  $126,384    $142,929    $101,342     $102,850
==================================================================================================================
Undistributed Net Investment Income
   (Accumulated Net Investment Loss)                                $      2    $     (2)   $     --     $     --
==================================================================================================================
SHARE TRANSACTIONS:
   Class I Shares:
     Shares Issued                                                       733       2,180       1,053       10,032
     Shares Issued in Lieu of Cash Distributions                         933         395         422           27
     Shares Redeemed                                                  (2,301)     (1,539)     (1,542)        (375)
------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares Outstanding from
   Share Transactions                                                   (635)      1,036         (67)       9,684
==================================================================================================================

* COMMENCED OPERATIONS ON MAY 3, 2006.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


December 31, 2007                      55              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------

                       STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,
                                 (IN THOUSANDS)

                                                                         High Grade           Hawaii Municipal
                                                                        Income Fund               Bond Fund
------------------------------------------------------------------------------------------------------------------
                                                                      2007        2006        2007        2006
------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES FROM OPERATIONS:
   Net Investment Income                                            $  5,904    $  5,601    $  6,671     $  6,726
   Net Realized Gain (Loss) on Investments                              (237)       (681)        502          842
   Change in Unrealized Appreciation (Depreciation)
     on Investments                                                    3,129      (1,041)     (3,000)        (354)
------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Resulting from Operations                    8,796       3,879       4,173        7,214
------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
     Class I Shares                                                   (5,901)     (5,603)     (5,627)      (5,556)
     Class A Shares                                                       --          --      (1,099)      (1,160)
   Capital Gains:
     Class I Shares                                                       --          --        (665)        (486)
     Class A Shares                                                       --          --        (134)        (107)
------------------------------------------------------------------------------------------------------------------
       Total Dividends and Distributions                              (5,901)     (5,603)     (7,525)      (7,309)
------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Class I Shares:
     Proceeds from Shares Issued                                      17,815      21,382      23,661       18,308
     Reinvestments of Cash Distributions                               3,274       3,249         818          838
     Cost of Shares Redeemed                                         (29,209)    (22,898)    (15,222)     (25,935)
------------------------------------------------------------------------------------------------------------------
       Total Class I Capital Share Transactions                       (8,120)      1,733       9,257       (6,789)
------------------------------------------------------------------------------------------------------------------
   Class A Shares:
     Proceeds from Shares Issued                                          --          --       1,924        1,111
     Reinvestments of Cash Distributions                                  --          --         540          543
     Cost of Shares Redeemed                                              --          --      (3,180)      (2,744)
------------------------------------------------------------------------------------------------------------------
       Total Class A Capital Share Transactions                           --          --        (716)      (1,090)
------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                         (8,120)      1,733       8,541       (7,879)
------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                            (5,225)          9       5,189       (7,974)
------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of Year                                               141,448     141,439     168,754      176,728
------------------------------------------------------------------------------------------------------------------
     End of Year                                                    $136,223    $141,448    $173,943     $168,754
==================================================================================================================
Undistributed Net Investment Income                                 $      2    $      3    $      2     $     58
==================================================================================================================
SHARE TRANSACTIONS:
   Class I Shares:
     Shares Issued                                                     1,789       2,158       2,226        1,709
     Shares Issued in Lieu of Cash Distributions                         329         328          77           78
     Shares Redeemed                                                  (2,934)     (2,320)     (1,434)      (2,425)
------------------------------------------------------------------------------------------------------------------
       Total Class I Share Transactions                                 (816)        166         869         (638)
------------------------------------------------------------------------------------------------------------------
   Class A Shares:
     Shares Issued                                                        --          --         181          104
     Shares Issued in Lieu of Cash Distributions                          --          --          51           51
     Shares Redeemed                                                      --          --        (300)        (256)
------------------------------------------------------------------------------------------------------------------
       Total Class A Share Transactions                                   --          --         (68)        (101)
------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares Outstanding
   from Share Transactions                                              (816)        166         801         (739)
==================================================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Bishop Street Funds                    56

Bishop Street Funds
--------------------------------------------------------------------------------

                       STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,
                                 (IN THOUSANDS)

                                                                        Money Market           Treasury Money
                                                                            Fund                 Market Fund
------------------------------------------------------------------------------------------------------------------
                                                                      2007        2006        2007        2006
------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES FROM OPERATIONS:
   Net Investment Income                                           $  10,658   $   9,883   $   7,077   $    8,671
   Net Realized Gain (Loss) on Investments                                 3           1         121           (3)
------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Resulting from Operations                   10,661       9,884       7,198        8,668
------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
   Net Investment Income:
     Class I Shares                                                   (7,832)     (7,975)     (7,077)      (8,671)
     Class A Shares                                                   (2,826)     (1,904)         --           --
   Capital Gains:
     Class I Shares                                                       --          --         (42)          --
     Class A Shares                                                       --          --          --           --
------------------------------------------------------------------------------------------------------------------
       Total Dividends                                               (10,658)     (9,879)     (7,119)      (8,671)
------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (ALL AT $1.00 PER SHARE):
   Class I Shares:
     Proceeds from Shares Issued                                     428,470     434,439     543,810      410,744
     Reinvestments of Cash Distributions                                 305         284          11           17
     Cost of Shares Redeemed                                        (408,095)   (446,137)   (554,752)    (476,008)
------------------------------------------------------------------------------------------------------------------
       Total Class I Capital Share Transactions                       20,680     (11,414)    (10,931)     (65,247)
------------------------------------------------------------------------------------------------------------------
   Class A Shares:
     Proceeds from Shares Issued                                     110,288     164,007          --           --
     Reinvestments of Cash Distributions                               2.826       1,905          --           --
     Cost of Shares Redeemed                                        (108,760)   (142,232)         --           --
------------------------------------------------------------------------------------------------------------------
       Total Class A Capital Share Transactions                        4,354      23,680          --           --
------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
   from Capital Share Transactions                                    25,034      12,266     (10,931)     (65,247)
------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                            25,037      12,271     (10,852)     (65,250)
------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of Year                                               218,256     205,985     158,364      223,614
------------------------------------------------------------------------------------------------------------------
     End of Year                                                   $ 243,293   $ 218,256   $ 147,512   $  158,364
==================================================================================================================
Undistributed Net Investment Income                                $      --   $      --   $      --   $       --
==================================================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


December 31, 2007                      57              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS ENDED DECEMBER 31,

                                                                                 DIVIDENDS AND
                                   INVESTMENT ACTIVITIES                      DISTRIBUTIONS FROM
                               ------------------------------     TOTAL      --------------------
                   NET ASSET                    NET REALIZED    INVESTMENT                              TOTAL
                     VALUE,         NET        AND UNREALIZED   ACTIVITIES       NET                  DIVIDENDS
                   BEGINNING     INVESTMENT    GAIN (LOSS) ON      FROM      INVESTMENT   CAPITAL        AND
                   OF PERIOD   INCOME (LOSS)    INVESTMENTS     OPERATIONS     INCOME      GAINS    DISTRIBUTIONS
                   ---------   -------------  ---------------   ----------   ----------   -------   --------------
---------------------
STRATEGIC GROWTH FUND
---------------------
CLASS I SHARES:
2007(1)              $ 14.84         $ (0.03)         $  1.53       $ 1.50      $    --   $ (2.29)        $ (2.29)
2006(1)                14.35           (0.03)            1.41         1.38           --     (0.89)          (0.89)
2005(1)                13.08           (0.05)            1.56         1.51           --     (0.24)          (0.24)
2004(1)                11.93           (0.05)            1.20         1.15           --        --              --
2003(1)                 8.64           (0.06)            3.35         3.29           --        --              --
--------------------------
LARGE CAP CORE EQUITY FUND
--------------------------
CLASS I SHARES:
2007(1)              $ 10.62         $  0.04          $  0.52       $ 0.56      $ (0.04)  $ (0.60)        $ (0.64)
2006(1)(2)             10.00            0.04             0.62         0.66        (0.04)       --           (0.04)
----------------------
HIGH GRADE INCOME FUND
----------------------
CLASS I SHARES:
2007(1)              $  9.94         $  0.44          $  0.21       $ 0.65      $ (0.44)  $    --         $ (0.44)
2006(1)                10.06            0.41            (0.12)        0.29        (0.41)       --           (0.41)
2005(1)                10.33            0.39            (0.19)        0.20        (0.39)    (0.08)          (0.47)
2004(1)                10.40            0.38            (0.03)        0.35        (0.38)    (0.04)          (0.42)
2003(1)                10.67            0.42            (0.07)        0.35        (0.42)    (0.20)          (0.62)
--------------------------
HAWAII MUNICIPAL BOND FUND
--------------------------
CLASS I SHARES:
2007(1)              $ 10.77         $  0.42          $ (0.16)      $ 0.26      $ (0.42)  $ (0.05)        $ (0.47)
2006(1)                10.77            0.43             0.04         0.47        (0.43)    (0.04)          (0.47)
2005(1)                11.02            0.43            (0.16)        0.27        (0.43)    (0.09)          (0.52)
2004(1)                11.21            0.44            (0.07)        0.37        (0.44)    (0.12)          (0.56)
2003(1)                11.20            0.45             0.13         0.58        (0.45)    (0.12)          (0.57)
CLASS A SHARES:
2007(1)              $ 10.77         $  0.39          $ (0.16)      $ 0.23      $ (0.39)  $ (0.05)        $ (0.44)
2006(1)                10.77            0.40             0.04         0.44        (0.40)    (0.04)          (0.44)
2005(1)                11.02            0.41            (0.16)        0.25        (0.41)    (0.09)          (0.50)
2004(1)                11.21            0.41            (0.07)        0.34        (0.41)    (0.12)          (0.53)
2003(1)                11.20            0.42             0.13         0.55        (0.42)    (0.12)          (0.54)

  + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
    RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. FEE WAIVERS ARE IN EFFECT; IF THEY HAD NOT BEEN IN EFFECT, PERFORMANCE WOULD HAVE BEEN LOWER.

(1) PER SHARE NET INVESTMENT INCOME AMOUNT CALCULATED USING AVERAGE SHARES.

(2) COMMENCED OPERATIONS ON MAY 3, 2006.

  * ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


Bishop Street Funds                    58

--------------------------------------------------------------------------------

                                                        RATIO OF     RATIO OF EXPENSES   RATIO OF NET
                   NET ASSET             NET ASSETS,   EXPENSES TO      TO AVERAGE        INVESTMENT
                     VALUE,                END OF        AVERAGE         NET ASSETS      INCOME (LOSS)   PORTFOLIO
                     END OF     TOTAL      PERIOD          NET         EXCLUDING FEE      TO AVERAGE      TURNOVER
                     PERIOD    RETURN+      (000)         ASSETS           WAIVERS         NET ASSETS      RATE
                   ---------   -------   -----------   -----------   -----------------   -------------   ----------
---------------------
STRATEGIC GROWTH FUND
---------------------
CLASS I SHARES:
2007(1)              $ 14.05     10.10%    $ 126,384          1.07%               1.30%          (0.22)%        61%
2006(1)                14.84      9.78       142,929          1.06                1.30           (0.23)         53
2005(1)                14.35     11.52       123,341          1.07                1.31           (0.35)         55
2004(1)                13.08      9.64        79,168          1.05                1.29           (0.38)         59
2003(1)                11.93     38.08        46,845          1.17                1.41           (0.57)         59
--------------------------
LARGE CAP CORE EQUITY FUND
--------------------------
CLASS I SHARES:
2007(1)              $ 10.54      5.24%    $ 101,342          1.05%               1.31%           0.38%         65%
2006(1)(2)             10.62      6.63       102,850          1.05*               1.32*           0.64*         51
----------------------
HIGH GRADE INCOME FUND
----------------------
CLASS I SHARES:
2007(1)              $ 10.15      6.67%    $ 136,223          0.76%               1.11%           4.38%         26%
2006(1)                 9.94      2.96       141,448          0.76                1.12            4.12          41
2005(1)                10.06      2.00       141,439          0.76                1.13            3.82          45
2004(1)                10.33      3.41       157,170          0.76                1.11            3.68          45
2003(1)                10.40      3.31       134,845          0.76                1.10            3.91          48
--------------------------
HAWAII MUNICIPAL BOND FUND
--------------------------
CLASS I SHARES:
2007(1)              $ 10.56      2.47%    $ 144,828          0.55%               0.93%           3.92%         25%
2006(1)                10.77      4.42       138,333          0.55                0.93            3.99          47
2005(1)                10.77      2.51       145,213          0.55                0.93            3.97          41
2004(1)                11.02      3.36       148,575          0.55                0.92            3.97          40
2003(1)                11.21      5.27       150,373          0.45                0.91            4.01          38
CLASS A SHARES:
2007(1)              $ 10.56      2.21%    $  29,115          0.80%               1.18%           3.67%         25%
2006(1)                10.77      4.16        30,421          0.80                1.18            3.74          47
2005(1)                10.77      2.25        31,515          0.80                1.18            3.72          41
2004(1)                11.02      3.10        30,484          0.80                1.17            3.72          40
2003(1)                11.21      5.01        30,975          0.70                1.16            3.76          38

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


December 31, 2007                      59              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31,

                                 INVESTMENT ACTIVITIES                    DIVIDENDS AND DISTRIBUTIONS
                               ---------------------------     TOTAL      ---------------------------
                   NET ASSET                 NET REALIZED    INVESTMENT
                     VALUE,       NET       AND UNREALIZED   ACTIVITIES        NET
                   BEGINNING   INVESTMENT   GAIN (LOSS) ON      FROM       INVESTMENT       CAPITAL      TOTAL
                   OF PERIOD    INCOME        INVESTMENTS    OPERATIONS      INCOME          GAINS      DIVIDENDS
                  ----------   ----------   --------------   -----------   -----------    -----------   ----------
-----------------
MONEY MARKET FUND
-----------------
CLASS I SHARES:
2007(1)               $ 1.00       $ 0.05             $ --       $ 0.05       $ (0.05)         $ --       $ (0.05)
2006(1)                 1.00         0.05               --         0.05         (0.05)           --         (0.05)
2005(1)                 1.00         0.03               --         0.03         (0.03)           --         (0.03)
2004(1)                 1.00         0.01               --         0.01         (0.01)           --         (0.01)
2003(1)                 1.00         0.01               --         0.01         (0.01)           --         (0.01)
CLASS A SHARES:
2007(1)               $ 1.00       $ 0.05             $ --       $ 0.05       $ (0.05)         $ --       $ (0.05)
2006(1)                 1.00         0.04               --         0.04         (0.04)           --         (0.04)
2005(1)                 1.00         0.03               --         0.03         (0.03)           --         (0.03)
2004(1)                 1.00         0.01               --         0.01         (0.01)           --         (0.01)
2003(1)                 1.00         0.01               --         0.01         (0.01)           --         (0.01)
--------------------------
TREASURY MONEY MARKET FUND
--------------------------
CLASS I SHARES:
2007(1)               $ 1.00       $ 0.04             $ --       $ 0.04       $ (0.04)         $ --*      $ (0.04)
2006(1)                 1.00         0.04               --         0.04         (0.04)           --         (0.04)
2005(1)                 1.00         0.03               --         0.03         (0.03)           --         (0.03)
2004(1)                 1.00         0.01               --         0.01         (0.01)           --         (0.01)
2003(1)                 1.00         0.01               --         0.01         (0.01)           --         (0.01)

  + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
    RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. FEE WAIVERS ARE IN EFFECT; IF THEY HAD NOT BEEN IN EFFECT, PERFORMANCE WOULD HAVE BEEN LOWER.

  * AMOUNT REPRESENTS LESS THAN $0.01.

(1) PER SHARE NET INVESTMENT INCOME AMOUNT CALCULATED USING AVERAGE SHARES.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


Bishop Street Funds                    60

--------------------------------------------------------------------------------

                                                        RATIO OF     RATIO OF EXPENSES   RATIO OF NET
                   NET ASSET             NET ASSETS,   EXPENSES TO      TO AVERAGE        INVESTMENT
                     VALUE,                END OF        AVERAGE         NET ASSETS         INCOME
                     END OF     TOTAL      PERIOD          NET         EXCLUDING FEE      TO AVERAGE
                     PERIOD    RETURN+     (000)         ASSETS            WAIVERS        NET ASSETS
                   ---------   -------   -----------   ------------  ------------------  --------------
-----------------
MONEY MARKET FUND
-----------------
CLASS I SHARES:
2007(1)               $ 1.00      4.86%    $ 179,725          0.50%               0.86%           4.75%
2006(1)                 1.00      4.63       159,044          0.50                0.86            4.55
2005(1)                 1.00      2.78       170,455          0.50                0.87            2.73
2004(1)                 1.00      0.92       167,910          0.50                0.84            0.90
2003(1)                 1.00      0.76       182,166          0.50                0.83            0.76
CLASS A SHARES:
2007(1)               $ 1.00      4.60%    $  63,568          0.75%               1.11%           4.50%
2006(1)                 1.00      4.37        59,212          0.75                1.11            4.33
2005(1)                 1.00      2.53        35,530          0.75                1.12            2.60
2004(1)                 1.00      0.67        17,824          0.75                1.09            0.65
2003(1)                 1.00      0.50        17,440          0.75                1.08            0.41
--------------------------
TREASURY MONEY MARKET FUND
--------------------------
CLASS I SHARES:
2007(1)               $ 1.00      4.49%    $ 147,512          0.44%               0.88%           4.38%
2006(1)                 1.00      4.51       158,364          0.44                0.87            4.39
2005(1)                 1.00      2.62       223,614          0.44                0.87            2.61
2004(1)                 1.00      0.91       208,153          0.44                0.84            0.89
2003(1)                 1.00      0.74       270,365          0.44                0.83            0.75

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


December 31, 2007                      61              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
      The Bishop Street Funds (the "Trust") are registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Bishop Street Funds consist of a series of six funds (each a Fund, collectively the "Funds") which includes the Strategic Growth Fund, Large Cap Core Equity Fund, High Grade Income Fund, Hawaii Municipal Bond Fund, Money Market Fund and the Treasury Money Market Fund. Class A Shares of the Hawaii Municipal Bond Fund are subject to a sales load as disclosed in the prospectus. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES
      The following is a summary of significant accounting policies followed by the Trust.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
      The  preparation  of financial  statements in conformity  with  accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION
      The Funds' investments in equity securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.


Bishop Street Funds                    62

--------------------------------------------------------------------------------

      Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Pricing Committee (the "Committee") designated by the Funds' Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been delisted from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.
      Investment securities held by the Money Market and Treasury Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
      Security transactions are accounted for on trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Interest income is recorded on the accrual basis; dividend income is recorded on ex-dividend date.
      Discounts and premiums are accreted or amortized over the life of each security and are recorded as interest income. The High Grade Income and Hawaii Municipal Bond Funds use the scientific interest method, which approximates the effective interest method. The Money Market and Treasury Money Market Funds use the straight line method.

REPURCHASE AGREEMENTS
      Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements are repurchased. The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank. Provisions of repurchase agreements and procedures adopted by the Adviser (as defined in Note 3) monitor that the market value of the collateral is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.


December 31, 2007                      63              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------

CLASSES
      Class-specific expenses are borne by the applicable class of shares. Income, realized and unrealized gains/losses and non class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

EXPENSES
      Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
      Dividends from net investment income are declared daily and paid on a monthly basis for the High Grade Income, Hawaii Municipal Bond, Money Market and Treasury Money Market Funds. The Strategic Growth and Large Cap Core Equity Funds declare and pay dividends from any net investment income, if available, on a quarterly basis. Any net realized capital gains will be distributed at least annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date.

ILLIQUID SECURITIES
      Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed. At December 31, 2007, there were no illiquid securities held by the Funds.

CASH OVERDRAFT CHARGES
      Per the terms of an informal agreement with Union Bank of California, N.A., the custodian of the Funds, if a Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of 110% of the current Fed funds rate. Cash overdraft charges are included in miscellaneous expenses on the Statements of Operations. For the year ended December 31, 2007, there were no cash overdrafts.

3. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENT
      Investment advisory services are provided to the Funds by Bishop Street Capital Management (the "Adviser"), a registered adviser and wholly owned subsidiary of First Hawaiian Bank. First Hawaiian Bank is a subsidiary of Banc West Corporation, itself a subsidiary of BNP Paribas. The Adviser is entitled to receive an annual fee of 0.74% of the average daily net assets of the Strategic Growth and the Large Cap Core Equity Funds, 0.55% of the average daily net assets of the High Grade Income Fund, 0.35% of the average daily net assets of the Hawaii Municipal Bond Fund, and 0.30% of the average daily net assets of the Money Market and Treasury Money Market Funds (collectively, the "Money Market Funds"). The Adviser has voluntarily agreed to waive a portion of its advisory fee to the extent necessary to keep operating expenses at or below certain percentages of the respective average daily net assets. The voluntary expense limitations


Bishop Street Funds                    64

--------------------------------------------------------------------------------

are as follows: Strategic Growth Fund (Class I) 1.07%, Large Cap Core Equity Fund (Class I) 1.05%, High Grade Income Fund (Class I) 0.76%, Hawaii Municipal Bond Fund (Class I) 0.55%, Hawaii Municipal Bond Fund (Class A) 0.80%, Money Market Fund (Class I) 0.50%, Money Market Fund (Class A) 0.75% and Treasury Money Market Fund (Class I) 0.44%.
      BNP Paribas Asset Management, Inc. ("BNP PAM") serves as the investment sub-adviser for the Strategic Growth Fund, pursuant to a sub-adviser agreement. BNP PAM is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.37% of the average daily net assets of the Strategic Growth Fund.
      Fischer Francis Trees & Watts, Inc. ("FFTW") serves as the investment sub-adviser for the Treasury and Money Market Funds, pursuant to a sub-adviser agreement dated December 15, 2006 as approved by shareholders on December 15, 2006. FFTW is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.060% of the average daily net assets of the Money Market Funds up to $500 million and 0.020% of the average daily net assets of the Money Market Funds in excess of $500 million.
      Lotsoff   Capital   Management   ("Lotsoff")   serves  as  the  investment
sub-adviser for the Large Cap Core Equity Fund pursuant to a sub-adviser agreement dated April 28, 2006. Lotsoff is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.24% of the average daily net assets of the Large Cap Core Equity Fund up to (but not including) $300 million, 0.225% of the average daily net assets of the Large Cap Core Equity Fund up to (but not including) $1 billion and 0.20% of the average daily net assets of the Large Cap Core Equity Fund in excess of, and including $1 billion.
      Union Bank of California, N.A. acts as custodian (the "Custodian") for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

4. ADMINISTRATIVE, TRANSFER AGENT AND DISTRIBUTION SERVICES
      Pursuant to an administration agreement dated January 27, 1995 (the "Agreement"), SEI Investments Global Funds Services ("GFS"), a wholly owned subsidiary of SEI Investments Company, acts as the Trust's Administrator. Under the terms of the Agreement, GFS is entitled to receive an annual fee of 0.20% of the average daily net assets of the Funds. GFS has voluntarily agreed to waive a portion of its administrative fee to the extent necessary to keep operating expenses at or below certain percentages of the respective average daily net assets.
      Pursuant to an agreement dated January 30, 1995, DST Systems, Inc. ("DST") acts as the Transfer Agent of the Trust. As such, DST provides transfer agency, dividend disbursing and shareholder services to the Trust.


December 31, 2007                      65              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------

      SEI Investments Distribution Co. ("SIDCO"), a wholly owned subsidiary of SEI Investments Company, acts as the Trust's Distributor pursuant to a distribution agreement dated June 10, 1999. The Funds have adopted a Distribution Plan (the "Plan") on behalf of Class A Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that Class A Shares will bear the cost of their distribution expenses. SIDCO, as compensation for its services under the Plan, receives a distribution fee, computed daily and payable monthly, of 0.25% of the average daily net assets attributable to each Fund's Class A Shares.
      The Trust has adopted and entered into a shareholder service plan and agreement with SIDCO. Each Fund pays to SIDCO a shareholder servicing fee at an annual rate of 0.25% of the average daily net asset value of all shares of each fund, which is computed daily and paid monthly. Under the shareholder service plan, SIDCO may perform, or may compensate other service providers for performing various shareholder and administrative services. SIDCO may also retain as profit any difference between the fee it receives and amount it pays to third parties. For the period, SIDCO paid the entire amount of fees received under the shareholder service plan to First Hawaiian Bank, the Parent Company of Bishop Street Capital Management, for shareholder services performed for the Funds. SIDCO has voluntarily agreed to waive a portion of its shareholder servicing fee to the extent necessary to keep operating expenses at or below certain percentages of the respective average daily net assets.
      Certain ministerial officers of the Trust are also ministerial officers of the Administrator. Such officers are paid no fees by the Trust.

5. SECURITIES LENDING
      Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% of the market value of borrowed securities. Although the risk of lending is mitigated by the collateral, a Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. Securities lending on the Statements of Operations is presented net of commissions to the security lending agent.


Bishop Street Funds                    66

--------------------------------------------------------------------------------

6. INVESTMENT TRANSACTIONS
      The cost of security purchases and the proceeds from the sale and maturities of securities, other than short-term investments, for the year ended December 31, 2007 are presented below for the Funds.

                               Strategic      Large      High Grade    Hawaii
                                Growth      Cap Core       Income     Municipal
                                 Fund      Equity Fund      Fund      Bond Fund
                                 (000)       (000)          (000)       (000)
                               ---------   -----------   ----------   ---------
Purchases
   U.S.
     Government
     Securities                $      --   $        --   $   16,955   $      --
   Other                          81,587        68,391       14,243      48,045
Sales and Maturities
   U.S.
     Government
     Securities                $      --   $        --   $   18,877   $      --
   Other                         114,184        74,209       14,614      41,270

7. FEDERAL TAX INFORMATION
      It is each Fund's intention to continue to qualify as a regulated investment company for federal income tax purposes under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision for federal income taxes is required. The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income/(loss), paid-in capital or accumulated net realized gain/(loss), as appropriate, in the period that the differences arise.


December 31, 2007                      67              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------

      Accordingly, the following permanent differences, primarily attributable to paydown gains and losses have been reclassified:

                                   Undistributed   Accumulated
                                  Net Investment   Net Realized
                                   Income (Loss)   Gain (Loss)
                                       (000)           (000)
                                  --------------   ------------
Strategic Growth Fund                  $ 302          $ (302)
High Grade Income Fund                    (4)              4
Hawaii Municipal Bond Fund                (1)              1

      These reclassifications had no effect on net assets or net asset value per share.

      The tax character of dividends and distributions declared during the years ended December 31, 2007 and December 31, 2006 were as follows:

                               Ordinary   Tax Exempt     Long-Term
                                Income      Income     Capital Gain     Total
                                 (000)       (000)         (000)        (000)
                               --------   ----------   ------------   --------
Strategic Growth Fund
   2007                        $  1,827     $    --      $ 16,642     $ 18,469
   2006                              93          --         8,233        8,326
Large Cap Core Equity Fund
   2007                        $  4,190     $    --      $  1,777     $  5,967
   2006                             318          --            --          318
High Grade Income Fund
   2007                        $  5,901     $    --      $     --     $  5,901
   2006                           5,603          --            --        5,603
Hawaii Municipal Bond Fund
   2007                        $    181     $ 6,697      $    647     $  7,525
   2006                              67       6,717           525        7,309
Money Market Fund
   2007                        $ 10,658     $    --      $     --     $ 10,658
   2006                           9,879          --            --        9,879
Treasury Money Market Fund
   2007                        $  7,119     $    --      $     --     $  7,119
   2006                           8,671          --            --        8,671


Bishop Street Funds                    68

--------------------------------------------------------------------------------

      As of December 31, 2007, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

                                      Large Cap                                          Treasury
                         Strategic      Core       High Grade      Hawaii       Money     Money
                           Growth      Equity        Income       Municipal    Market     Market
                            Fund        Fund          Fund       Bond Fund      Fund       Fund
                           (000)        (000)         (000)         (000)       (000)     (000)
                         ---------    ---------    ----------    ----------    ------    --------
Undistributed net
   investment income      $     --     $    --      $    --       $    --       $  --      $ 22
Undistributed
   long-term
   capital gain              1,793         404           --            --          --        --
Capital loss
   carryforwards                --          --         (958)           --         (19)       --
Post-October losses             --          --           --           (37)         --        --
Other temporary
   differences                  --          --            2            --          --        --
Unrealized
   appreciation             21,731       5,286        2,900         2,122          --        --
                          --------     -------      -------       -------       -----      ----
Total Distributable
   Earnings
   (Accumulated
   Losses)                $ 23,524     $ 5,690      $ 1,944       $ 2,085       $ (19)     $ 22
                          ========     =======      =======       =======       =====      ====

      Post-October losses represent losses realized on investment transactions from November 1, 2007 through December 31, 2007 that, in accordance with Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.


December 31, 2007                      69              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------

      For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum period of eight years and applied against future capital gains as follows:

                                                 High
                                                 Grade    Money
                                                Income   Market
                                                 Fund     Fund
                                                 (000)    (000)
                                                ------   ------
Dec. 2009                                        $  --    $ 16
Dec. 2013                                           --       3
Dec. 2014                                          642      --
Dec. 2015                                          316      --
                                                 -----    ----
Total                                            $ 958    $ 19
                                                 =====    ====

      During the year ended December 31, 2007, the Money Market Fund and Treasury Money Market Fund, utilized capital loss carryforwards of $3 and $57, respectively, to offset realized capital gains.

      The aggregate gross unrealized appreciation and depreciation of securities held by the Strategic Growth, Large Cap Core Equity, High Grade Income, and Hawaii Municipal Bond Funds for Federal income tax purposes at December 31, 2007 were as follows:

                               Strategic    Large Cap    High Grade     Hawaii
                                Growth         Core        Income     Municipal
                                 Fund      Equity Fund      Fund      Bond Fund
                                 (000)        (000)         (000)       (000)
                               ---------   -----------   ----------   ---------
Federal Tax Cost               $ 106,595    $ 97,534      $ 166,114   $ 169,259
                               ---------    --------      ---------   ---------
Gross
   Unrealized
   Appreciation                   26,507      12,004          3,598       3,333
Gross
   Unrealized
   Depreciation                   (4,776)     (6,718)          (698)     (1,211)
                               ---------    --------      ---------   ---------
Net
   Unrealized
   Appreciation                $  21,731    $  5,286      $   2,900   $   2,122
                               =========    ========      =========   =========


Bishop Street Funds                    70

--------------------------------------------------------------------------------

8. RISKS
      The Hawaii Municipal Bond Fund invests primarily in debt instruments in the state of Hawaii. The issuers' ability to meet their obligations may be affected by economic developments in that state.
      In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9. LINE OF CREDIT
      The Funds entered into an agreement which enables them to participate in a $5 million unsecured committed revolving line of credit with Union Bank of California, N.A. (the "Bank"). The proceeds from the borrowings shall be used to finance the Funds short term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Funds based on their borrowings at the current reference rate minus 1%. For the year ended December 31, 2007, the Funds had borrowings costs of $3,444 for the Strategic Growth Fund, $1,895 for the Large Cap Core Equity Fund, $844 for the Hawaii Municipal Bond Fund, and $3,208 for the Treasury Money Market Fund. As of December 31, 2007, there are no outstanding borrowings by the Funds.

10. OTHER
      At December 31, 2007, the percentage of total shares outstanding held by shareholders for each Fund, which comprised an omnibus account that was held on behalf of several individual shareholders, was as follows:

                                                  Number of     % of Outstanding
                                                 Shareholders        Shares
                                                 ------------   ----------------
Strategic Growth Fund, Class I Shares                  1             93.31%
Large Cap Core Equity Fund, Class I Shares             1             94.72
High Grade Income Fund, Class I Shares                 2             95.14
Hawaii Municipal Bond Fund, Class I Shares             1             90.84
Hawaii Municipal Bond Fund, Class A Shares             2             25.88
Money Market Fund, Class I Shares                      1             96.24
Money Market Fund, Class A Shares                      2            100.00
Treasury Money Market Fund, Class I Shares             1             99.81


December 31, 2007                      71              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------

11. NEW ACCOUNTING PRONOUNCEMENTS
      On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB INTERPRETATION NO. 48, "ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 was required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Based on its analysis, management has determined that the adoption of FIN 48 did not have a material impact to the Fund's financial statements upon adoption. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.
      In September 2006, the FASB issued STATEMENT ON FINANCIAL ACCOUNTING STANDARDS ("SFAS") NO. 157, "FAIR VALUE MEASUREMENTS." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the Statements of Changes in net assets for a fiscal period.


Bishop Street Funds                    72

Bishop Street Funds
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Bishop Street Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Growth Fund, Large Cap Core Equity Fund, High Grade Income Fund, Hawaii Municipal Bond Fund, Money Market Fund and Treasury Money Market Fund (constituting Bishop Street Funds, hereafter referred to as the "Trust") at December 31, 2007, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 22, 2008


December 31, 2007                      73              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund's average net assets; this percentage is known as the mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund's costs in two ways:

o ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

o HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.


Bishop Street Funds                    74

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                 Beginning         Ending                   Expenses
                                                                  Account          Account      Annualized    Paid
                                                                   Value            Value         Expense    During
                                                                   7/1/07         12/31/07        Ratios     Period*
======================================================================================================================
STRATEGIC GROWTH FUND -- CLASS I
----------------------------------------------------------------------------------------------------------------------
   ACTUAL FUND RETURN                                         $1,000.00         $1,014.90            1.07%      $5.43
   HYPOTHETICAL 5% RETURN                                      1,000.00          1,019.81            1.07        5.45
----------------------------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND -- CLASS I
----------------------------------------------------------------------------------------------------------------------
   ACTUAL FUND RETURN                                         $1,000.00         $  976.90            1.05%      $5.23
   HYPOTHETICAL 5% RETURN                                      1,000.00          1,019.91            1.05        5.35
-----------------------------------------------------------------------------------------------------------------------
HIGH GRADE INCOME FUND -- CLASS I
-----------------------------------------------------------------------------------------------------------------------
   ACTUAL FUND RETURN                                         $1,000.00         $1,059.80            0.76%      $3.95
   HYPOTHETICAL 5% RETURN                                      1,000.00          1,021.37            0.76        3.87
-----------------------------------------------------------------------------------------------------------------------
HAWAII MUNICIPAL BOND FUND -- CLASS I
----------------------------------------------------------------------------------------------------------------------
   ACTUAL FUND RETURN                                         $1,000.00         $1,028.40            0.55%      $2.81
   HYPOTHETICAL 5% RETURN                                      1,000.00          1,022.43            0.55        2.80
----------------------------------------------------------------------------------------------------------------------
HAWAII MUNICIPAL BOND FUND -- CLASS A
----------------------------------------------------------------------------------------------------------------------
   ACTUAL FUND RETURN                                         $1,000.00         $1,026.20            0.80%      $4.09
   HYPOTHETICAL 5% RETURN                                      1,000.00          1,021.17            0.80        4.08
----------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND -- CLASS I
----------------------------------------------------------------------------------------------------------------------
   ACTUAL FUND RETURN                                         $1,000.00         $1,023.70            0.50%      $2.55
   HYPOTHETICAL 5% RETURN                                      1,000.00          1,022.68            0.50        2.55
----------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND -- CLASS A
----------------------------------------------------------------------------------------------------------------------
   ACTUAL FUND RETURN                                         $1,000.00         $1,022.50            0.75%      $3.82
   HYPOTHETICAL 5% RETURN                                      1,000.00          1,021.42            0.75        3.82
----------------------------------------------------------------------------------------------------------------------
TREASURY MONEY MARKET FUND -- CLASS I
----------------------------------------------------------------------------------------------------------------------
   ACTUAL FUND RETURN                                         $1,000.00         $1,020.60            0.44%      $2.24
   HYPOTHETICAL 5% RETURN                                      1,000.00          1,022.99            0.44        2.24
----------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


December 31, 2007                      75              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS OF BISHOP STREET FUNDS (UNAUDITED)

      For shareholders that do not have a December 31, 2007 taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 2007 tax year end, please consult your tax advisor as to the pertinence of this notice.

                                          (A)*             (B)*
                                       LONG TERM        ORDINARY          (C)*
                                     CAPITAL GAINS       INCOME           TAX
                                     DISTRIBUTIONS    DISTRIBUTIONS     EXEMPT
FUND                                  (TAX BASIS)      (TAX BASIS)     INTEREST
---------                            -------------    -------------    ---------
Strategic Growth Fund                     90%               10%            0%
Large Cap Core Equity Fund                30%               70%            0%
High Grade Income Fund                     0%              100%            0%
Hawaii Municipal Bond Fund                 9%                2%           89%
Money Market Fund                          0%              100%            0%
Treasury Money Market Fund                 0%              100%            0%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION. THIS AMOUNT IS REFLECTED AS A PERCENTAGE OF TOTAL ORDINARY INCOME DISTRIBUTIONS (THE TOTAL OF SHORT-TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS).

(2) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING DIVIDEND INCOME" AS REQUIRED BY THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS" (THE TOTAL OF SHORT TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS). IT IS THE INTENTION OF THE FUND TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED BY THE LAW.

(3) "U.S. GOVERNMENT INTEREST" REPRESENTS THE AMOUNT OF INTEREST THAT WAS DERIVED FROM DIRECT U.S. GOVERNMENT OBLIGATIONS AND DISTRIBUTED DURING THE FISCAL YEAR. THIS AMOUNT IS REFLECTED AS A PERCENTAGE OF TOTAL ORDINARY INCOME DISTRIBUTIONS (THE TOTAL OF SHORT TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS). GENERALLY, INTEREST FROM DIRECT U.S. GOVERNMENT OBLIGATIONS IS EXEMPT FROM STATE INCOME TAX. HOWEVER, FOR RESIDENTS OF CALIFORNIA, CONNECTICUT AND NEW YORK, THE STATUTORY THRESHOLD REQUIREMENTS WERE NOT SATISFIED TO PERMIT EXEMPTION OF THESE AMOUNTS FROM STATE INCOME.


Bishop Street Funds                    76

--------------------------------------------------------------------------------

      For the fiscal year ended December 31, 2007, each fund has designated the following items with regard to distributions paid during the year:

                                                   (E)
                                                 DIVIDENDS
                                                QUALIFYING
                                     (D)            FOR                                                    (I)
                                   (A+B+C)       CORPORATE        (F)           (G)           (H)        QUALIFIED
                                    TOTAL        DIVIDENDS     QUALIFYING       U.S.        QUALIFIED   SHORT-TERM
                                DISTRIBUTIONS   RECEIVABLE      DIVIDEND     GOVERNMENT     INTEREST     CAPITAL
FUND                             (TAX BASIS)    DEDUCTION(1)    INCOME(2)   INTEREST (3)   INCOME (4)    GAIN (5)
---------                       -------------   ------------   ----------   ------------   ----------   ----------
Strategic Growth Fund                100%            68%           59%            0%            0%         100%
Large Cap Core Equity Fund           100%            40%           31%            0%            0%         100%
High Grade Income Fund               100%             0%            0%           24%          100%           0%
Hawaii Municipal Bond Fund           100%             0%            0%            0%          100%         100%
Money Market Fund                    100%             0%            0%            1%          100%           0%
Treasury Money Market Fund           100%             0%            0%           32%           97%         100%

(4) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING INTEREST INCOME" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS A PERCENTAGE OF NET INVESTMENT INCOME THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS.

(5) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING SHORT-TERM CAPITAL GAIN" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF SHORT-TERM CAPITAL GAIN DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS.

* ITEMS (A), (B) AND (C) ARE BASED ON THE PERCENTAGE OF EACH FUND'S TOTAL DISTRIBUTION.


December 31, 2007                      77              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Trust as that term

                                                            TERM OF
                                   POSITION(S)            OFFICE AND
   NAME, ADDRESS,                   HELD WITH              LENGTH OF
       AGE 1                        THE TRUST           TIME SERVED 2
-----------------------------------------------------------------------------
INTERESTED
BOARD MEMBERS
-------------

ROBERT A. NESHER                    Chairman            (Since 1998)
61 yrs. old                       of the Board
                                  of Trustees

-----------------------------------------------------------------------------
WILLIAM M. DORAN                    Trustee             (Since 2006)
1701 Market Street
Philadelphia, PA 19103
67 yrs. old

-----------------------------------------------------------------------------


Bishop Street Funds                    78

                                                                     (UNAUDITED)
--------------------------------------------------------------------------------

is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-262-9565. The following chart lists Trustees and Officers as of February 1, 2007.

                                                                      NUMBER OF
                                                                     PORTFOLIOS
                                                                      IN BISHOP
                                                                    STREET FUNDS
  NAME, ADDRESS,                 PRINCIPAL OCCUPATION(S)             OVERSEEN BY                  OTHER DIRECTORSHIPS
      AGE 1                        DURING PAST 5 YEARS              BOARD MEMBER                HELD BY BOARD MEMBER 3
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED
BOARD MEMBERS
-------------

ROBERT A. NESHER    SEI employee 1974-present. Currently performs         6       Trustee of The Advisors' Inner Circle Fund, The
61 yrs. old         various services on behalf of SEI Investments                 Advisors' Inner Circle Fund II, SEI Asset
                    for which Mr. Nesher is compensated. Executive                Allocation Trust, SEI Daily Income Trust, SEI
                    Vice President of SEI Investments, 1986-1994.                 Index Funds, SEI Institutional International
                    Director and Executive Vice President of the                  Trust, SEI Institutional Investments Trust, SEI
                    Administrator and the Distributor, 1981-1994.                 Institutional Managed Trust, SEI Liquid Asset
                                                                                  Trust, SEI Tax Exempt Trust, SEI Opportunity
                                                                                  Master Fund, L.P., SEI Opportunity Fund, L.P., SEI
                                                                                  Global Master Fund, PLC, SEI Global Assets Fund,
                                                                                  PLC, SEI Global Investments Fund, PLC, SEI
                                                                                  Investments Global, Limited, SEI
                                                                                  Investments-Global Fund Services, Limited, SEI
                                                                                  Investments (Europe) Ltd., SEI Investments-Unit
                                                                                  Trust Management (UK) Limited, and SEI Global
                                                                                  Nominee Ltd.

------------------------------------------------------------------------------------------------------------------------------------

WILLIAM M. DORAN    Self-employed consultant since 2003. Partner,         6       Director of SEI Investments Company and SEI
1701 Market Street  Morgan, Lewis & Bockius LLP (law firm) from                   Investments Distribution Co., SEI
Philadelphia,       1976-2003, counsel to the Trust, SEI                          Investments-Global Fund Services, Limited, SEI
PA 19103            Investments, the Administrator and the                        Investments Global Limited, SEI Investments
67 yrs. old         Distributor. Director of SEI Investments since                (Europe), Limited, SEI Investments (Asia) Limited,
                    1974; Secretary of SEI Investments since 1978.                SEI Asset Korea Co., Ltd., Trustee of The
                                                                                  Advisors' Inner Circle Fund, The Advisors' Inner
                                                                                  Circle Fund II, SEI Investments, SEI Asset
                                                                                  Allocation Trust, SEI Daily Income Trust, SEI
                                                                                  Index Funds, SEI Institutional International
                                                                                  Trust, SEI Institutional Investments Trust, SEI
                                                                                  Institutional Managed Trust, SEI Liquid Asset
                                                                                  Trust and SEI Tax Exempt Trust.
------------------------------------------------------------------------------------------------------------------------------------


December 31, 2007                      79              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------

                                                                                       TERM OF
                                                   POSITION(S)                       OFFICE AND
     NAME, ADDRESS,                                 HELD WITH                         LENGTH OF
         AGE 1                                      THE TRUST                      TIME SERVED 2
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS
-------------

JAMES M. STOREY                                     Trustee                         (Since 2006)
76 yrs. old

--------------------------------------------------------------------------------------------------------------------
GEORGE J. SULLIVAN, JR.                             Trustee                         (Since 2006)
65 yrs. old

--------------------------------------------------------------------------------------------------------------------
BETTY L. KRIKORIAN                                  Trustee                         (Since 2006)
65 yrs. old

--------------------------------------------------------------------------------------------------------------------
CHARLES E. CARLBOM                                  Trustee                         (Since 2006)
73 yrs. old

--------------------------------------------------------------------------------------------------------------------
MITCHELL A. JOHNSON                                 Trustee                         (Since 2006)
65 yrs. old

--------------------------------------------------------------------------------------------------------------------


Bishop Street Funds                    80

                                                                     (UNAUDITED)
--------------------------------------------------------------------------------

                                                                     NUMBER OF
                                                                     PORTFOLIOS
                                                                     IN BISHOP
                                                                    STREET FUNDS
NAME, ADDRESS,                 PRINCIPAL OCCUPATION(S)              OVERSEEN BY                   OTHER DIRECTORSHIPS
    AGE 1                        DURING PAST 5 YEARS                BOARD MEMBER                HELD BY BOARD MEMBER 3
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS
-------------

JAMES M. STOREY    Attorney, Solo Practitioner since 1994.               6        Trustee of The Advisors' Inner Circle Fund, The
76 yrs. old        Partner, Dechert (law firm), September                         Advisors' Inner Circle Fund II, SEI Asset
                   1987-December 1993.                                            Allocation Trust, SEI Daily Income Trust, SEI
                                                                                  Index Funds, SEI Institutional International
                                                                                  Trust, SEI Institutional Investments Trust, SEI
                                                                                  Institutional Managed Trust, SEI Liquid Asset
                                                                                  Trust, SEI Tax Exempt Trust and U.S. Charitable
                                                                                  Gift Trust.

------------------------------------------------------------------------------------------------------------------------------------
GEORGE J.          Chief Executive Officer, Newfound Consultants,        6        Trustee, State Street Navigator Securities Lending
SULLIVAN, JR.      Inc. since April 1997. General Partner, Teton                  Trust, since 1995. Trustee of The Fulcrum Trust.
65 yrs. old        Partners, L.P., June 1991-December 1996; Chief                 Trustee of The Advisors' Inner Circle Fund, The
                   Financial Officer, Nobel Partners, L.P., March                 Advisors' Inner Circle Fund II, SEI Asset
                   1991-December 1996; Treasurer and Clerk, Peak                  Allocation Trust, SEI Daily Income Trust, SEI
                   Asset Management, Inc., since 1991.                            Index Funds, SEI Institutional International
                                                                                  Trust, SEI Institutional Investments Trust, SEI
                                                                                  Institutional Managed Trust, SEI Liquid Asset
                                                                                  Trust, SEI Tax Exempt Trust, SEI Opportunity
                                                                                  Master Fund, L.P., SEI Absolute Return Fund, L.P.
                                                                                  and SEI Opportunity Fund, L.P.

------------------------------------------------------------------------------------------------------------------------------------
BETTY L. KRIKORIAN Self-Employed Legal and Financial Services            6        Trustee of The Advisors' Inner Circle Fund and The
65 yrs. old        Consultant since 2003. State Street Bank Global                Advisors' Inner Circle Fund II.
                   Securities and Cash Operations from 1995 to
                   2003.

------------------------------------------------------------------------------------------------------------------------------------
CHARLES E. CARLBOM Self-Employed Business Consultant, Business           6        Director, Crown Pacific, Inc. and Trustee of The
73 yrs. old        Project Inc. since 1997. CEO and President,                    Advisors' Inner Circle Fund and The Advisors'
                   United Grocers Inc. from 1997 to 2000.                         Inner Circle Fund II.

------------------------------------------------------------------------------------------------------------------------------------
MITCHELL A.        Retired.                                              6        Director, Federal Agricultural Mortgage
JOHNSON                                                                           Corporation. Trustee of The Advisors' Inner Circle
65 yrs. old                                                                       Fund and The Advisors' Inner Circle Fund II.

------------------------------------------------------------------------------------------------------------------------------------


December 31, 2007                      81              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------

                                                                 TERM OF
                                   POSITION(S)                 OFFICE AND
  NAME, ADDRESS,                    HELD WITH                   LENGTH OF
       AGE 1                        THE TRUST                 TIME SERVED 2
--------------------------------------------------------------------------------
OFFICERS
--------

JAMES F. VOLK, CPA                  President                 (Since 2006)
45 yrs. old

--------------------------------------------------------------------------------
MICHAEL LAWSON                     Controller                 (Since 2005)
47 yrs. old                        and Chief
                                Financial Officer

--------------------------------------------------------------------------------
RUSSELL EMERY                    Chief Compliance             (Since 2006)
45 yrs. old                         Officer

--------------------------------------------------------------------------------
CAROLYN F. MEAD                    Vice President             (Since 2007)
50 yrs. old                        and Secretary

--------------------------------------------------------------------------------
JAMES NDIAYE                     Vice President and           (Since 2005)
39 yrs. old                     Assistant Secretary

--------------------------------------------------------------------------------


Bishop Street Funds                    82

                                                                     (UNAUDITED)
--------------------------------------------------------------------------------

                                                                     NUMBER OF
                                                                     PORTFOLIOS
                                                                     IN BISHOP
                                                                    STREET FUNDS
  NAME, ADDRESS,               PRINCIPAL OCCUPATION(S)               OVERSEEN BY     OTHER DIRECTORSHIPS
       AGE 1                     DURING PAST 5 YEARS                BOARD MEMBER    HELD BY BOARD MEMBER 3
------------------------------------------------------------------------------------------------------------
OFFICERS
--------

JAMES F. VOLK, CPA   Senior Operations Officer, SEI Investments,        N/A                  N/A
45 yrs. old          Fund Accounting and Administration
                     (1996-present); Assistant Chief Accountant
                     for the U.S. Securities and Exchange
                     Commission's Division of Investment
                     Management (1993-1996).
------------------------------------------------------------------------------------------------------------
MICHAEL LAWSON       Director, SEI Investments, Fund                    N/A                  N/A
47 yrs. old          Accounting since July 2005. Manager,
                     SEI Investments AVP from April 1995
                     to February 1998 and November 1998
                     to July 2005.

------------------------------------------------------------------------------------------------------------
RUSSELL EMERY        Director of Investment Product Management          N/A                  N/A
45 yrs. old          and Development at SEI Investments
                     since February 2003. Senior Investment
                     Analyst, Equity team at SEI Investments
                     from March 2000 to February 2003.

------------------------------------------------------------------------------------------------------------
CAROLYN F. MEAD      Corporate Counsel of SEI since 2007;               N/A                  N/A
50 yrs. old          Associate, Stradley, Ronon, Steven & Young
                     2004-2007; Counsel, ING Variable Annuities,
                     1999-2002.

------------------------------------------------------------------------------------------------------------
JAMES NDIAYE         Employed by SEI Investments Company                N/A                  N/A
39 yrs. old          since 2004. Vice President, Deutsche
                     Asset Management from 2003-2004.
                     Associate, Morgan, Lewis & Bockius LLP
                     from 2000-2003. Counsel, Assistant Vice
                     President, ING Variable Annuities
                     Group from 1999-2000.

------------------------------------------------------------------------------------------------------------


December 31, 2007                      83              www.bishopstreetfunds.com

Bishop Street Funds
--------------------------------------------------------------------------------

                                                                 TERM OF
                                    POSITION(S)                 OFFICE AND
  NAME, ADDRESS,                     HELD WITH                   LENGTH OF
      AGE 1                          THE TRUST                 TIME SERVED 2
--------------------------------------------------------------------------------
OFFICERS (CONTINUED)
--------------------

TIMOTHY D. BARTO                Vice President and            (Since 2000)
39 yrs. old                     Assistant Secretary

--------------------------------------------------------------------------------
SOFIA ROSALA                    Vice President and            (Since 2005)
34 yrs. old                     Assistant Secretary

--------------------------------------------------------------------------------
JOSEPH M. GALLO                 Vice President and            (Since 2007)
34 yrs. old                     Assistant Secretary

--------------------------------------------------------------------------------
NICOLE WELCH                        AML Officer               (Since 2006)
30 yrs. old

--------------------------------------------------------------------------------

1 UNLESS OTHERWISE NOTED, THE BUSINESS ADDRESS OF EACH TRUSTEE IS SEI INVESTMENTS COMPANY, 1 FREEDOM VALLEY DRIVE, OAKS, PENNSYLVANIA 19456.

2 EACH TRUSTEE SHALL HOLD OFFICE DURING THE LIFETIME OF THIS TRUST UNTIL THE ELECTION AND QUALIFICATION OF HIS OR HER SUCCESSOR, OR UNTIL HE OR SHE SOONER DIES, RESIGNS OR IS REMOVED IN ACCORDANCE WITH THE TRUST'S DECLARATION OF TRUST.


Bishop Street Funds                    84

                                                                     (UNAUDITED)
--------------------------------------------------------------------------------

                                                                             NUMBER OF
                                                                             PORTFOLIOS
                                                                             IN BISHOP
                                                                            STREET FUNDS
  NAME, ADDRESS,                      PRINCIPAL OCCUPATION(S)                OVERSEEN BY     OTHER DIRECTORSHIPS
      AGE 1                             DURING PAST 5 YEARS                 BOARD MEMBER    HELD BY BOARD MEMBER 3
-------------------------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED)
--------------------

TIMOTHY D. BARTO          General Counsel, Vice President and Assistant         N/A                  N/A
39 yrs. old               Secretary of SEI Investments Global Funds
                          Services since 1999; Associate, Dechert
                          (law firm) from 1997-1999; Associate, Richter,
                          Miller & Finn (law firm) from 1994-1997.

-------------------------------------------------------------------------------------------------------------------
SOFIA ROSALA              Vice President and Assistant Secretary of SEI         N/A                  N/A
34 yrs. old               Investments Management Corp. and SEI
                          Global Funds Services since 2005. Compliance
                          Officer of SEI Investments from 2001-2004.
                          Account and Product Consultant SEI Private
                          Trust Company, 1998-2001.

-------------------------------------------------------------------------------------------------------------------
JOSEPH M. GALLO           Corporate Counsel of SEI since 2007;                  N/A                  N/A
34 yrs. old               Associate Counsel, ICMA Retirement
                          Corporation 2004-2007; Federal Investigator,
                          U.S. Department of Labor 2002-2004;
                          U.S. Securities and Exchange Commission -
                          Division of Investment Management, 2003

-------------------------------------------------------------------------------------------------------------------
NICOLE WELCH              Assistant Vice President and AML Compliance           N/A                  N/A
30 yrs. old               Officer of SEI Investments since January 2005.
                          Compliance Analyst at TD Waterhouse from
                          January 2004 to November 2004. Senior
                          Compliance Analyst at UBS Financial Services
                          from October 2002 to January 2004.
                          Knowledge Management Analyst at
                          PricewaterhouseCoopers Consulting from
                          September 2000 to October 2002.

-------------------------------------------------------------------------------------------------------------------

3 DIRECTORSHIPS OF COMPANIES REQUIRED TO REPORT TO THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934 (I.E., "PUBLIC COMPANIES") OR OTHER INVESTMENT COMPANIES REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940.


December 31, 2007                      85              www.bishopstreetfunds.com

                                     NOTES

                                     NOTES

                                     NOTES

--------------------------------------------------------------------------------

INVESTMENT ADVISER
BISHOP STREET CAPITAL MANAGEMENT
HONOLULU, HI 96813

ADMINISTRATOR
SEI INVESTMENTS GLOBAL FUNDS SERVICES                  [GRAPHIC OMITTED]
OAKS, PA 19456

DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.
OAKS, PA 19456

TRANSFER AGENT
DST SYSTEMS, INC.
KANSAS CITY, MO 64121

CUSTODIAN
UNION BANK OF CALIFORNIA, N.A.
SAN FRANCISCO, CA 94101

LEGAL COUNSEL
MORGAN, LEWIS & BOCKIUS LLP
PHILADELPHIA, PA 19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PA 19103

                           [BISHOP STREET FUNDS LOGO]

       FOR MORE INFORMATION ABOUT BISHOP STREET FUNDS, CALL 1-800-262-9565
                          OR YOUR INVESTMENT SPECIALIST
                  VISIT US ONLINE AT WWW.BISHOPSTREETFUNDS.COM

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[BISHOP STREET FUNDS LOGO]      BISHOP STREET FUNDS
                                P.O. BOX 219721
                                KANSAS CITY, MO 64121-9721

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF BISHOP STREET FUNDS' SHAREHOLDERS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

SHARES OF BISHOP STREET FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY FIRST HAWAIIAN BANK OR ANY OF ITS AFFILIATES. SUCH SHARES ARE ALSO NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN SHARES OF MUTUAL FUNDS INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE BISHOP STREET FUNDS ARE DISTRIBUTED BY SEI INVESTMENTS DISTRIBUTION CO., WHICH IS NOT AFFILIATED WITH FIRST HAWAIIAN BANK, BANK OF THE WEST OR BANCWEST CORPORATION. BANCWEST CORPORATION IS A WHOLLY-OWNED SUBSIDIARY OF BNP PARIBAS.

BSF-AR-006-1300

--------------------------------------------------------------------------------

ITEM 2.    CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert is George Sullivan and is independent as defined in Form N-CSR Item 3 (a) (2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by PricewaterhouseCoopers (PwC LLP) Related to the Trust

PwC LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:


------------------ ----------------------------------------------------- -----------------------------------------------------
                                           2007                                                   2006
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were              did not require                     were              did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit          $109,200            N/A               N/A             $102,900            N/A               N/A
        Fees(1)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-           N/A               N/A               N/A               N/A               N/A               N/A
        Related
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax              N/A               N/A               N/A               N/A               N/A               N/A
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All              N/A               N/A               N/A               N/A               N/A               N/A
        Other
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

Notes:
   (1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)   Not applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

            ---------------------------- ----------------- ----------------
                                               2007             2006
            ---------------------------- ----------------- ----------------
             Audit-Related Fees                 N/A              N/A

            ---------------------------- ----------------- ----------------
             Tax Fees                           N/A              N/A

            ---------------------------- ----------------- ----------------
             All Other Fees                     N/A              N/A

            ---------------------------- ----------------- ----------------


(f)      Not applicable.

(g) The aggregate non-audit fees and services billed by PwC LLP for the last two fiscal years were $0 and $0 for 2007 and 2006, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant's principal accountant to either Registrant's investment adviser or to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant's Board of Trustees. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.    SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.


--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                 Bishop Street Funds


By (Signature and Title)*                    /s/ James F. Volk
                                             ------------------------
                                             James F. Volk, President


Date: March 6, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                    /s/ James F. Volk
                                             ------------------------
                                             James F. Volk, President


Date: March 6, 2008


By (Signature and Title)*                    /s/ Michael Lawson
                                             ------------------------
                                             Michael Lawson
                                             Controller & CFO
Date: March 6, 2008

* Print the name and title of each signing officer under his or her signature.